Exhibit 10.2

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

DISTRIBUTION AGREEMENT

This Distribution Agreement (this “Agreement”), is entered into effective as of February 17, 2016 (the “Effective Date”), between Raven Industries, Inc., a South Dakota Corporation with its principal place of business located at 205 E. 6th Street, Sioux Falls, SD 57104 (“Raven”), and AgEagle Aerial Systems, Inc., a company duly incorporated under the laws of Nevada, with offices at 117 S. 4th Street, Neodesha, KS 66757 (“AgEagle”).  Raven and AgEagle are hereafter individually referred to as the “Party” and jointly as the “Parties.”

WHEREAS, Raven is engaged in research, design, development, engineering, manufacturing, integration, sales and support of technology and products for precision agriculture; and

WHEREAS, AgEagle is engaged in research, design, development, engineering, manufacturing, integration, sales and support of systems and products for aerial collection of data for precision agriculture, including, but not limited to the AgEagle System and any Future AgEagle System, only to the extent it is applicable to this Agreement by the terms contained herein, (collectively “Products”) ; and

WHEREAS, the Parties wish to grow their existing markets and to expand into new and emerging markets that build on their core competencies; and

WHEREAS, the Federal Aviation Administration (“FAA”) is expected to finalize rules for commercial use of unmanned aerial systems by June 2016; and

WHEREAS, the Parties desire to set forth an exclusive relationship for the sale, marketing and distribution of AgEagle’s fixed wing precision agricultural unmanned aerial system (the “AgEagle System”), on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Distribution Grant; Exclusivity.

1.1           Exclusive Appointment.  Subject to the terms of this Agreement, AgEagle hereby appoints Raven as its sole and exclusive distributor worldwide (the “Territory”), of the AgEagle System during the Term of this Agreement in the field of agriculture, including but not limited to turf maintenance, spot specific crop and land management, horticulture, botany and the science, research and development of seeds, soil, fertilizer and other agricultural products (the “Field”).  In furtherance thereof, except as set forth in this Agreement, AgEagle will not sell, directly or indirectly, the AgEagle System to any person or entity and shall refer any inquiries it receives for the AgEagle System for use in the Territory in the Field to Raven.  Raven will purchase the Products from AgEagle and resell them in Raven’s own name and for its own account. AgEagle acknowledges and agrees that Raven shall have the right, but not the obligation, to establish one or more dealers, sub-distributors or other third party sellers of the AgEagle System in the Territory for use in the Field.

1.2           Exclusive Worldwide Distributor.  As a condition precedent to this Agreement, AgEagle MUST, as of the Effective Date of this Agreement, no longer sell and/or supply the Products to any dealer, distributor, Original Equipment Manufacturer (“OEM”), or any other entity, of any type, other than Raven.   All dealers and/or distributors of AgEagle prior to and up to this Agreement, MUST either cease to be dealers/distributors of AgEagle, or agree to be dealers/distributors of Raven.  Specifically, it is a condition precedent to the duties and obligation owed by Raven under this Agreement and the Stock Purchase Agreement, entered into by and between the Parties, on or about February 2016 (the “Stock Purchase Agreement”) that the subsequent conditions are met:

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

1.2.1.
Prior to, or within ten (10) days of the execution of this Agreement, AgEagle must provide written proof that it has fully terminated exclusivity, and/or any other written or oral distribution or dealer agreements with any of its existing, or future contemplated, dealers and/or distributors, including, but not limited to any and all dealers and/or distributors in Australia and Canada, who previously had exclusive agreements.  This proof shall also include notification that in order for the Australian and Canadian dealers to remain dealers of the Products they must become dealers of Raven. Proof of termination, as provided herein, must be provided in a verifiable writing, within the time period noted above.

1.2.2.	That AgEagle’s existing distributors, including those in Australia and Canada, agree to become dealers of Raven, or otherwise cease sales of the AgEagle System; and

1.2.3.	That during the Term of this Agreement, Raven shall be the ONLY distributor of the AgEagle Systems in the Territory, pursuant to the restriction provided herein.

If the foregoing terms are not satisfied, this Agreement and the Stock Purchase Agreement, are null and void and Raven shall owe no duties or obligations under this Agreement or the Stock Purchase Agreement, and AgEagle shall retain no rights thereunder.  Additionally, if the conditions precedent are not met, AgEagle must pay back any and all sums paid to it either in advance or during the Term of the Stock Purchase Agreement or this Agreement.

1.3           AgEagle System Exclusivity.  Raven agrees that during the Term of this Agreement, it will market and sell the AgEagle System as Raven’s exclusive product offering for fixed wing agricultural unmanned aerial vehicles, subject to the terms and conditions provided herein.

1.4           Future AgEagle Systems.  AgEagle may design and manufacture multicopter, rotor wing and unmanned aerial spraying systems (“Future AgEagle System”) subsequent to the Effective Date.  AgEagle must notify Raven of any development of Future AgEagle Systems.  Raven agrees that once notified by AgEagle of the development of any Future AgEagle System, Raven will first seek to purchase such Future AgEagle System from AgEagle before purchasing a directly competitive system from any third party, provided, however, that the purchase price for the Future AgEagle System is competitive.  The decision and timing to purchase any such Future AgEagle System shall be determined by Raven, in its sole and absolute discretion.

1.5	First Right of Refusal.

1.5.1.
Future Product Distribution Rights.  AgEagle agrees that Raven shall have the first right of refusal to be the exclusive or non-exclusive distributor in the Territory of any Future AgEagle System in the Field.  If AgEagle desires to appoint a dealer, distributor or any third party to sell any or all of the Future AgEagle System or other Products, either current or future, AgEagle shall notify Raven and Raven shall have the right, but not the obligation, to be the exclusive distributor or a non-exclusive distributor in the Territory of the Future AgEagle System in the Field.  If Raven desires to be the exclusive distributor of any such Future AgEagle System or other AgEagle Product, the Parties shall negotiate in good faith the terms of such distribution agreements, including any minimum quantities, territories and other provisions.  Any agreement for Raven to be a distributor of any Future AgEagle System of other AgEagle Products will be set forth in a new agreement or an amendment to this Agreement, executed by the authorized representatives of the Parties.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

1.5.2.
Controlled Technology Release.  The Parties will use reasonable efforts so that the AgEagle System components,  features and additional add-ons thereto (the “System Products”) introduced after the execution of this Agreement and which are intended to become, or become System Products sold to Raven, under this Agreement, may be introduced by Raven as System Products private-labeled under the Raven brand prior to such System Products being introduced by AgEagle or any other distributor of AgEagle, and the terms of such introduction shall be mutually agreed upon by the Parties.

1.6           AgEagle Distribution Rights.  The parties further agree that nothing contained in this Agreement shall limit the right of AgEagle to sell, and to appoint dealers, distributors and other third party sellers to sell (a) the AgEagle System and/or System Products for uses in fields other than the Field, as defined herein, and (b) Future AgEagle Systems and other products manufactured by AgEagle, only to the extent the Parties have agreed that Raven is not an exclusive distributor for the Future AgEagle System and/or other Products, current or future.

2.             Testing/demonstration Systems.           AgEagle will supply Raven with eight (8) AgEagle Systems for demonstration, marketing, testing, product validation, and any other purposes Raven determines, on or before March 1, 2016, at no current or future cost to Raven.  One (1) or two (2) of the eight (8) AgEagle Systems provided hereunder shall be delivered to Raven as soon as reasonably practicable following the execution of this Agreement.  Raven shall retain permanent ownership rights to the eight (8) AgEagle systems.  Raven will validate these eight (8) systems through use of standards and parameters to be agreed upon by both Parties in writing prior to delivery (“Standards”).  If AgEagle’s System does not meet the applicable Standards, Raven shall give AgEagle notice of failure to meet such Standards, and AgEagle shall have ten (10) business days to either cure all deficiencies identified, or propose a plan, which must be agreed to by the Parties in writing, to cure all deficiencies identified, if such deficiencies cannot be cured within ten (10) business days.  Raven shall have the right to reasonably accept or reject the proposed plan.  Notwithstanding the foregoing, if AgEagle’s failure to meet the Standards, delays the distribution of the AgEagle Systems, in any way, then Minimum Sales Amounts and/or Purchase Periods, as identified in Section 3 shall be adjusted accordingly.

3.             Purchasing Minimums.

3.1           Minimum Sales by Purchase Period.     Subject to the terms provided herein, Raven agrees to use commercially reasonable methods to purchase the Minimum Sales Amounts of Products as set forth below:

Purchase Period	Purchase Period Dates	Minimum Sales Amounts
1	February 1, 2016 - January 31, 2017	$[xxx]USD
2	February 1, 2016 - January 31, 2018	$[xxx]USD

[xxx] Confidential information has been omitted and filed confidentially with the Securities and Exchange Commission.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

Minimum Sales Amounts, as used herein, shall include the purchase price paid by Raven to AgEagle; such amounts include all amounts paid by Raven to AgEagle, all credits, and other similar amounts credited to Raven or to Raven’s account by AgEagle, as if such amounts were actually paid to AgEagle (“Sales Amount”).For the avoidance of doubt, the Minimum Sales Amount for Purchase Period 2, as identified in the chart above, is the cumulative amount of $[xxx]USD. Therefore, all amounts purchased from February 1, 2016 - January 31, 2017 (Purchase Period 1), shall be counted towards Purchase Period 1, as well as the following Purchase Period of February 1, 2016 - January 31, 2018 (Purchase Period 2).  For the remaining Initial Term of the Agreement and any subsequent Renewal Term, the Parties will work together in good faith to agree upon, in writing, mutually acceptable minimum sales amounts or quantities for the subsequent calendar year, by December 1st of the preceding calendar year, starting November 1, 2017.  For the avoidance of doubt, Purchase Period 3 (February 1, 2018-January 31, 2019), shall have Minimum Sales Amounts, agreed upon by the Parties in writing, by December 1, 2017.

3.2           Minimum Sales Amounts Shortfall.     In the event Raven is unable to purchase the Minimum Sales Amounts as set forth herein, the Parties will work together to determine ways to increase sales.  In no event shall failure to meet the Minimum Sales Amounts result in a default hereunder or termination of exclusivity.  Notwithstanding the foregoing, if in any given Purchase Period the actual Sales Amounts purchased by Raven are [xxx]% or more, less than the Minimum Sales Amounts, as provided herein, then as soon as it becomes apparent to Raven the actual sales will be [xxx]% or more, less than the Minimum Sales Amounts, Raven shall inform AgEagle of such an event.  Upon notification by Raven of the anticipated [xxx]% shortfall AgEagle agrees to meet with Raven, in good faith, to determine if there is a way for Raven to maintain exclusivity.  If, in good faith, AgEagle is unable to reach an amicable solution with Raven and the Minimum Sales Amounts are actually [xxx]% or more, less than the above Minimum Sales Amounts, AgEagle shall have the right to terminate the exclusivity provisions of this Agreement, upon ninety (90) days’ written notice to Raven.

3.3           Condition Precedent to Minimum Sales Requirements.  It is a condition precedent to Raven’s duties and obligations under this Section that the FAA rules allow for commercial use of the AgEagle System, and other similar aerial systems for the aerial  collection of data in the Field, and that Raven and/or AgEagle, as applicable, is able to obtain any exemptions, certifications or licenses required thereunder, if any.

3.4           Minimum Sales Amounts Adjustment; Delay.

3.4.1.
FAA Approval/Certification Adjustment.        If FAA, exemption, certification, or other approval is required for sale of the AgEagle System, once such certification, is obtained by Raven and/or AgEagle, as required, and AgEagle has met all requirements and/or specifications required by the FAA, if any, Raven and AgEagle will work in good faith to adjust the Minimum Sales Amounts to align with the FAA approval, requirement, and/or certification dates, if such dates had an impact on the ability to sell the AgEagle System.  If the Parties are unable to come to mutually agreeable adjusted Minimum Sales Amounts, or if Raven is unable to sell the AgEagle system for the aerial collection of data in the Field, due to FAA ruling, or inability to obtain required FAA approvals, licenses, exemptions, or certifications, by October 1, 2016, Raven may, in its sole discretion, terminate this Agreement upon giving at least thirty (30) days prior written notice to AgEagle.  During the thirty (30) day notice period the Parties will work together in good faith to renegotiate a new Agreement based on the landscape of potential AgEagle System approval by the FAA.

[xxx] Confidential information has been omitted and filed confidentially with the Securities and Exchange Commission.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

3.4.2.
AgEagle Delay Adjustment.    Any delays in distribution and/or sales attributable to AgEagle or an AgEagle agent or supplier, shall result in the Purchase Periods or Minimum Sales Amounts to be adjusted accordingly.

4.	Orders; Shipping; Returns.

4.1           Purchase Orders.  During the Term, Raven may purchase the AgEagle System by submitting a Purchase Order on Raven’s form (“Purchase Order”).  No later than three (3) business days after receipt of a Purchase Order from Raven, AgEagle shall either accept or reject the Purchase Order, any Purchase Order not rejected within three (3) business days shall be deemed accepted.  In addition to identification of the products ordered, the Purchase Order shall specify the delivery date for the products and the shipping destination and terms.  After the Purchase Order is accepted, the terms and conditions set forth in the Purchase Order shall govern the purchase of the products provided therein, including, but not limited to the AgEagle System, provided that if any terms are conflicting with the terms set forth in this Agreement, the terms of this Agreement shall prevail over any conflicting terms.

4.2           Forecasts.  To assist AgEagle, but without binding Raven in any manner, Raven may, in its sole discretion, also deliver forecasts or planning orders to AgEagle.  All forecasts, planning orders or similar types of information provided by Raven are not and shall not be considered as binding or firm orders in any manner.  All such forecasts, planning schedules or similar types of information provided by Raven to AgEagle are for planning purposes only and shall not create nor imply a firm or binding obligation of Raven to purchase any of the forecasted, planned or projected volumes provided therein.

4.3           Emergency Orders.  Raven may also deliver to AgEagle emergency orders for products which require special attention as further described in Section 4.10 below.

4.4           Additional Orders.  Raven may place an order which exceeds the number of products previously specified in a Purchase Order or firm orders furnished to AgEagle, and AgEagle agrees to exercise its best efforts to fill the excess portion of the order. Within ten (10) days after receipt of such an order, AgEagle will inform Raven in writing of the number of additional products it will be able to deliver to Raven.

4.5           Shipping.  AgEagle shall use its best efforts to manufacture and prepare for shipment, by the delivery date specified on the Purchase Order, all accepted orders for the products to Raven, F.O.B. Origin.

4.6           Logistics.  In the normal course, AgEagle shall notify Raven an order is ready to ship, and provide all applicable information for the order, three (3) days prior to shipment.  Raven shall set up shipment of the same.  If AgEagle must schedule a shipment for some reason, AgEagle agrees to get preapproval from Raven on the logistics for all shipments for which transportation charges are to be paid by Raven including any transportation charges that are added to the invoice as Prepaid & Add.  Failure to follow this policy will result in AgEagle being responsible to pay all freight charges and any other associated penalties or fees incurred.

4.7           Returns.  Raven is allowed to return up to 10% of annual sales volume. Returns to be scheduled with Raven on a monthly basis and will be subject to a 10% re-stocking fee.  All parts will be returned in a saleable condition, and within twelve (12) months of purchase from AgEagle. AgEagle will credit Raven, within forty-five (45) days of receipt, at current cost or cost paid at time of purchase (whichever is less) less the 10% re-stocking fee.  Freight on returns is covered by Raven.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

4.8           Failure to Meet Delivery Date.  If circumstances arise that prevent AgEagle from the timely manufacture, shipment and/or delivery of the products, pursuant to an accepted Purchase Order, AgEagle shall immediately notify Raven of the nature of the problem, the methods taken to overcome the problem and the estimated period of delay.  AgEagle shall have a reasonable period of time to cure such delay, which shall be determined based on the nature of the delay and needs of Raven.  If it is commercially reasonable for Raven to request expedited shipment upon a delay, due to identifiable needs, AgEagle shall expedite the shipment of the product in any manner which is commercially reasonable, and shall pay all costs associated with expedited shipping for the products, above normal shipping costs.

4.9           Packaging/Marking.  All products shall be properly packaged to prevent damage or deterioration and to obtain the lowest transportation rates, when paid by Raven.  Raven will pay no charge for packing, drayage or storage or for preparation, crating, dunnage or other materials except as otherwise provided herein.  Each packing slip, bill of lading, invoice, container, tag, and correspondence shall bear the applicable Purchase Order number and the location of the plant to which products and parts are to be shipped.  A master packing slip shall accompany each shipment and shall be included in one of the packages marked “Packing Slip Inside.”  All products and parts shall be properly identified as to country of origin and all documentation in connection with the products and parts shall comply with all applicable governmental regulations, and AgEagle shall indemnify Raven and hold Raven harmless from any and all costs arising out of the failure of the products to be properly marked or the failure of such documentation to comply with all applicable governmental regulations, including but not limited to:

4.9.1.	All costs incurred in bringing the products and parts or the documentation into compliance with governmental regulations;

4.9.2.	All freight costs for additional materials to cover production or customer requirement;

4.9.3.	Any fines, penalties or forfeitures levied by any government or governmental agency;

4.9.4.	Any legal expenses and fees as they are incurred

4.10         Emergency Order Fulfillment.  Within 48 hours of receiving an emergency order for products outside the requirements specified in a Firm Order, AgEagle shall make the requested products ready for shipment. Immediately upon receipt of the emergency order, AgEagle shall notify the Raven Logistics Agent of the order, at which time AgEagle and the Raven Logistics Agent shall determine which Party is able to deliver the products most expeditiously and economically. If the Raven Logistics Agent requests that AgEagle ship the products, AgEagle agrees to do so and Raven shall reimburse AgEagle for the transportation costs. If the Raven Logistics Agent handles the transportation, AgEagle shall follow the instructions of the Raven Logistics Agent. If AgEagle is unable to fill the emergency order within 48 hours, AgEagle shall immediately notify Raven of the inability to fill the order and a projected time when the order can be filled.  AgEagle shall keep a reasonable amount of inventory on hand to fill Emergency Orders.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

5.	Prices and Payment.

5.1           Prices.  Subject to the adjustments as set forth herein and in Exhibit B, the prices for the AgEagle System are set forth on Exhibit A hereto, which may be updated from time to time upon mutual written agreement of the Parties.  The Parties agree to meet annually to discuss any modifications to the pricing set forth in Exhibit A to account for any increase in the cost of materials, cost of regulatory changes or compliance and to remain competitive within the Field.  Any price adjustments shall be mutually agreed upon between the Parties and set forth in a written document executed by authorized representatives of each Party.  For the avoidance of doubt, Raven is free to set its own retail prices for the Products.

5.2           Discount.  The pricing for the Products shall be subject to adjustment on a quarterly basis, based upon the volume of purchases of Products at the end of each quarter as further detailed on Exhibit B attached hereto.  Any adjustments to pricing shall only be made at the end of a quarter and any adjusted pricing shall then be applicable for Products purchased in the succeeding quarter.

5.3           Most Favored Customer.  AgEagle agrees to provide products and/or services to Raven on terms and conditions that are no less favorable to Raven than those of any other AgEagle customers purchasing comparable quantities of the same or similar products, regardless of territory or field of use.  With respect to the products, these terms and conditions include, but are not limited to: access to comparable distribution methods and corresponding discounts, training and support services for dealers, promotional incentives, warranty procedures and administration.

5.4           Payment.  All payments for products will be due to AgEagle within forty-five (45) days of the date of the invoice.  A financing charge may be charged for all past due accounts.

6.	Term; Termination.

6.1           Term.  This Agreement shall commence on the Effective Date and shall terminate three (3) years from the Effective Date (the “Initial Term”).  Raven will have the right to renew this Agreement for an additional period of one (1) year by giving at least thirty (30) days’ prior written notice of renewal before the expiration of the Initial Term (the “Renewal Term”, and together with the Initial Term, the “Term”).  If Raven gives notice of renewal, the Parties will negotiate in good faith to determine pricing and commercially reasonable minimum sales amounts or quantities to be purchased by Raven during the Renewal Term, as set forth in Section 3, in order for Raven to maintain its exclusive appointment as a distributor of the AgEagle System.  If the Parties are unable to agree upon the minimum purchase quantities, then Raven shall have the right to elect to continue to be a distributor of the AgEagle System on a non-exclusive basis.

6.2           Termination.  This Agreement may be terminated pursuant to the following:

6.2.1.
Either party may terminate this Agreement if the other party materially breaches the Agreement, provided the non-breaching party has given the breaching party written notice of such breach and there has been a failure to cure such breach within thirty (30) calendar days after receipt of such notice.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

6.2.2.	AgEagle may terminate this Agreement if Raven fails to pay any invoice, and such default is not cured within thirty (30) days of written notice of default.

6.2.3.
Either Party  may terminate this Agreement if the other Party is insolvent, unable to meet its debts as they mature, has filed a petition of voluntary bankruptcy under any chapter of the bankruptcy laws of the United States or any foreign jurisdiction; or proceedings are commenced to adjudge the other Party as bankrupt in any involuntary proceeding, the other Party makes an assignment for the benefit of creditors, a court of a receiver or trustee is appointed for the other Party or their assets or the other Party has dissolved or otherwise ceased to do business.

6.2.4.
Either Party may terminate this Agreement by giving thirty (30) days’ prior written notice of termination if either Party is unable to secure any necessary permits, licenses or other approvals from any governmental authorities, including the FAA, to the extent such permits, licenses or other approvals are required for sale of the AgEagle System.

6.2.5.	Raven pursuant to Section 3.4.1, upon giving thirty (30) days’ prior written notice of termination to AgEagle.

6.3           Effect of Termination.  Upon termination hereof, Raven shall immediately pay any amounts due to AgEagle, and AgEagle will be free to sell the AgEagle System to any person or entity or to appoint dealers or distributors to sell the AgEagle System.

6.4           Survival.  The following sections (including all subsections) shall survive the termination or expiration hereof:  4 (to the extent of unpaid invoices or other amounts owed to AgEagle), 6, 7, 8, 9, 10, 11, 12 and 20.

7.           Confidentiality.

7.1           Confidential Information.  A Party may from time to time during the Term disclose Confidential Information (“Disclosing Party”) to the other Party (“Receiving Party”).  The Receiving Party will not use any Confidential Information for any purpose not expressly permitted hereby, and will disclose the Confidential Information only to the employees of the Receiving Party who have a need to know such Confidential Information for purposes hereof and who are under a duty of confidentiality no less restrictive than the Receiving Party’s duty hereunder.  The Receiving Party will protect the Disclosing Party’s Confidential Information from unauthorized use, access, or disclosure in the same manner as the Disclosing Party protects its own confidential or proprietary information of a similar nature and with no less than reasonable care. This Agreement of confidentiality shall survive the termination or expiration of this Agreement for a period of three (3) years, and neither party may use Confidential Information received from the other party during this time to reverse engineer or otherwise recreate the other party’s proprietary Intellectual Property.

7.2           Exceptions.  The Receiving Party will have no obligations under Section 7.1 with respect to any Confidential Information that:

7.2.1.	Through no fault of the Receiving Party has become generally available to the public;

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

7.2.2.
the Receiving Party can prove was in its possession in written form at the time of disclosure by the Disclosing Party, or was developed by the Receiving Party independently without knowledge or use of the Confidential Information; or

7.2.3.	was received by the Receiving Party from a third party who is entitled to make such disclosure and who has no confidentiality obligations owed to the Disclosing Party.

In addition, the Receiving Party shall be allowed to disclose Confidential Information to the extent that such disclosure is (i) approved in writing by Disclosing Party, (ii) necessary for the Receiving Party to enforce its rights hereunder; or (iii) required by law or by the order of a court or similar judicial or administrative body, provided that the Receiving Party notifies the Disclosing Party of such required disclosure promptly and in writing and cooperates with Disclosing Party, at Disclosing Party’s request and expense, in any lawful action to contest or limit the scope of such required disclosure.

7.3           Return of Confidential Information.  The Receiving Party will return to Disclosing Party or destroy all Confidential Information in the Receiving Party’s possession or control and permanently erase all electronic copies of such Confidential Information promptly upon the written request of Disclosing Party or the expiration or termination of the Agreement, whichever comes first.  At Disclosing Party’s request, the Receiving Party will certify in writing that it has fully complied with its obligations under this Section.

7.4           Survival and Prior Agreements. Furthermore, unless mutually agreed upon by the Parties, the Parties to this Agreement agree to keep the terms of this Agreement confidential, and to refrain from discussing this information with anyone outside of the Parties. For any Confidential Information or Proprietary Information disclosed under the terms of this Agreement, the Parties shall comply with the terms hereof, as well as the terms of the Mutual Non-Disclosure Agreement, between the Parties, which is attached hereto as Exhibit C, which may be extended from time to time, and made part of this Agreement, by incorporation herein by this reference. Nothing in this Agreement shall revoke or impair the confidentiality protection provided under the Mutual Non-Disclosure Agreement for Confidential Information or Proprietary Information disclosed prior to this Agreement or outside the subject matter of this Agreement.  For the avoidance of doubt, this Section 7 in no way alters or impairs the obligations of confidentiality provided under the Mutual Non-Disclosure Agreement.

8.           Rights; Disclosure of Technology.

8.1           Proprietary Rights – AgEagle.  All right, title and interest in and to intellectual property, owned by AgEagle as of the Effective Date (“AgEagle Pre-Existing Intellectual Property”) or conceived or developed solely by AgEagle in connection with this Agreement (“AgEagle Developed Intellectual Property”), including the AgEagle System as of the Effective Date and including, without limitation, software and electronics system design and any copyright, patent, trademark, trade secret or other intellectual or proprietary rights therein, whether registered or registerable, are the sole, confidential and exclusive property of AgEagle.  Subject to Section 8.4, no right, title, or interest therein or thereto shall be acquired by Raven by virtue hereof and nothing contained in this Agreement shall be construed as granting, either expressly or by implication, estoppel or otherwise, any license under any AgEagle intellectual property now or hereafter owned or controlled by AgEagle.  Notwithstanding the foregoing, for any product purchased from AgEagle under this Agreement, AgEagle hereby grants to Raven a royalty-free, worldwide, perpetual, irrevocable, and non-exclusive license under AgEagle’s rights in AgEagle intellectual property, to the extent necessary to use, sell, offer to sell, and distribute the specific purchased product only.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

8.2           Proprietary Rights – Raven.  All right, title and interest in and to all intellectual property, owned by Raven as of the Effective Date (“Raven Pre-Existing Intellectual Property”) or conceived or developed solely by Raven in connection with this Agreement (“Raven Developed Intellectual Property”), including products manufactured and sold by Raven (the “Raven Products”) and including, without limitation, software and electronics system design, product integration and communication of Raven Products with the AgEagle System, and any copyright, patent, trademark, trade secret or other intellectual or proprietary rights therein, whether registered or registerable, are the sole, confidential and exclusive property of Raven.  Raven Intellectual Property includes, but is not limited to (a) the interaction and integration of the Raven Products with the AgEagle Products, (b) Raven technology, control systems technology, data management technology, and the interaction and integration of electrical and software libraries and components with hardware to provide integration, control functionality and data management, and (c) the design, development, testing, manufacturing, modification to make a better manufacturable product or any other product development, feature or enhancement of AgEagle System, developed in any way by Raven, whether owned, licensed, developed or first conceived prior or subsequent to the Effective Date of this Agreement.  Subject to Section 8.4, no right, title, or interest therein or thereto shall be acquired by AgEagle by virtue hereof and nothing contained in this Agreement shall be construed as granting, either expressly or by implication, estoppel or otherwise, any license under any intellectual property now or hereafter owned or controlled by Raven.

8.3           Joint Intellectual Property.  All right, title and interest in and to all intellectual property, conceived or developed jointly by Raven and AgEagle in connection with this Agreement shall be jointly owned by the Parties.  Raven shall have exclusive rights to the Joint Intellectual Property in the Field, and AgEagle agrees not to use the Joint Intellectual Property in the Field.

8.4           Limited Intellectual Property Licenses.

8.4.1.
Raven hereby grants to AgEagle a limited, non-exclusive, world-wide, royalty-free license to practice all rights in Raven Developed Intellectual Property solely outside of the Field.  AgEagle agrees not to use any Raven Developed Intellectual Property in the Field.

8.4.2.
AgEagle hereby grants to Raven a limited, non-exclusive, world-wide, royalty-free license to practice all rights in AgEagle Developed Intellectual Property solely in the Field.  Raven agrees not to use any AgEagle Developed Intellectual Property outside the Field.

8.5           Limited Branding License.  AgEagle hereby grants Raven the limited license to use AgEagle’s names and trademarks in connection with Raven’s efforts to sell the Products.

9.             Integration.  AgEagle agrees that Raven may integrate the AgEagle System and System Products with Raven Products, and any other related products, as determined by Raven, to enhance the performance capabilities of the AgEagle System or to enhance Raven’s ability to market and sell the AgEagle System.  Such development and integration shall be the Proprietary Rights of Raven.

10.           Warranty.

10.1         Warranty.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

10.1.1.
Warranty.  AgEagle warrants to Raven that (i) the AgEagle System meets Specifications, as set forth in Exhibit D, is of merchantable quality, fit for consumer sale, fit for the particular purpose for which it is sold, and is free from defects in material, design and workmanship; (ii) AgEagle shall have good title to all AgEagle Systems sold to Raven, free and clear of all liens, claims and encumbrances; (iii) the AgEagle System, and all components thereof, do not infringe on any trademark, patent right or other intellectual property right of any third party; and (iv) the AgEagle System complies with and is manufactured in accordance with applicable FAA regulations and all other applicable federal or state laws.

10.1.2.
Warranty Period.  AgEagle warranties to Raven begin when the AgEagle System is delivered to Raven and continues for a period one (1) year from the date of retail sale to the end-user, or two (2) years after the date of Acceptance by Raven, as defined in Section 16.3, whichever occurs first.

10.1.3.
Warranty Procedure. In the event of Product failure, where it is not reasonable or feasible to repair the Product in the field, Product will be returned from Raven customers to Raven. Raven will determine if the Product is within warranty terms. If the Product is determined to be within warranty terms, AgEagle will be contacted for RMA number, and Product will be shipped to AgEagle.  If after examination, AgEagle determines there is a warrantable defect due to defects in materials and workmanship, assembly and test methods, or any other by a breach of warranty, then AgEagle shall, repair or replace the Product at AgEagle’s expense or issue a credit to Raven for items that AgEagle approves for warranty.

10.2         Cost Recovery-Rectification Work.   Subject to the warranty procedure provided herein, in the event Raven confirms a warrantable defect in the Products, AgEagle will reimburse Raven for the actual cost of rectification work carried out by Raven, customers, dealers, distributors or third parties due to the warrantable defects found in the Products.  Actual rectification costs shall include verifiable travel and labor costs.  Raven agrees to minimize such expenses to a reasonable extent, and shall, when reasonable, use AgEagle’s support team to conduct any rectification work.  If the use of AgEagle’s support team will cause delay or expense, such option is not reasonable.

11.           LIMITATION OF LIABILITY. ACCEPT AS OTHERWISE PROVIDED HEREIN, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, LOSS OF BUSINESS, LOSS OF PROFITS, LOSS OF GOODWILL, OR TORTIOUS CONDUCT RELATING TO, CAUSED BY OR ARISING OUT OF ANY BREACH OF OBLIGATIONS, SALE OF THE AGEAGLE SYSTEM, DELAY IN DELIVERY OF THE PRODUCTS, OR FROM A USER’S USE OR INABILITY TO USE THE AGEAGLE SYSTEM, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGES.  ANY DAMAGES THAT EITHER PARTY IS REQUIRED TO PAY FOR ANY AND ALL CAUSES, WHETHER FOR NEGLIGENCE, BREACH OF CONTRACT, OR OTHERWISE, AND REGARDLESS OF THE FORM OF THE ACTION IN THE AGGREGATE, SHALL BE LIMITED IN AMOUNT TO THE PAYMENTS MADE BY RAVEN FOR THE AGEAGLE SYSTEM SOLD TO RAVEN.  THE LIMIT ABOVE SHALL NOT APPLY AND SHALL BE UNLIMITED FOR:

I)	MALICIOUS, WILLFULL OR WANTON CONDUCT BY AGEAGLE;

II)	BREACHES OF CONFIDENTIALITY (SECTION 7);

III)	WARRANTY REPAIRS, AS APPLICABLE (SECTION 10);

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

IV)	AGEAGLE’S OBLIGATIONS UNDER SECTION 4.9 (PACKAGING, MARKING, SHIPPING)

V)	RAVEN’S RIGHTS TO RETURN REJECTED PRODUCTS UNDER SECTION 4.7 (QUALITY INSPECTION).

12.           Indemnification.

12.1         AgEagle Indemnification.AgEagle shall indemnify, defend, and hold harmless Raven from and against any losses, liability, claims, damages, penalties, costs, fees or expenses arising from or in connection with any action, proceeding or claim made or brought against Raven by any third party caused by or arising directly or indirectly from any negligence, infringement, product liability or other fault of AgEagle with respect to the AgEagle System or Product.  If AgEagle is subject to indemnification under this Agreement, and such liability is the result of negligence, gross negligence or any intentional wrongdoing on the part of AgEagle, the limitations of Section 11 are not applicable to such indemnification.

12.2         Raven Indemnification.Raven shall indemnify, defend, and hold harmless AgEagle from and against any losses, liability, claims, damages, penalties, costs, fees or expenses arising from or in connection with any action, proceeding or claim made or brought against AgEagle by any third party caused by or arising directly or indirectly from any negligence, infringement, product liability or other fault of Raven with respect to Raven’s Products.  If Raven is subject to indemnification under this Agreement, and such liability is the result of negligence, gross negligence or any intentional wrongdoing on the part of Raven the limitations of Section 11 are not applicable to such indemnification.

13.           Marketing, Manuals, Branding.

13.1         Catalog Requirements.  AgEagle agrees to accommodate the Raven parts catalogue requirements, as may be reasonably requested by Raven, and provide supporting documentation and data of part attributes including but not limited to; part description, product category, UPC, images, dimensions, weight, cross-reference data and part number to Raven for all products and components purchased hereunder.

13.2        Marketing and Marketing Support.  Raven shall conduct the marketing and selling of the AgEagle System in its own name and at its own expense.  Raven will use commercially reasonable efforts to promote, market and sell the AgEagle System in the Territory, which efforts may include, without limitation, presentations, technical information, meetings, discussions and demonstrations.  Raven may, in its sole and absolute discretion, design Raven branded marketing materials for the AgEagle System, including, brochures, webpages and other similar marketing materials, which Raven may, when reasonable, allow AgEagle an opportunity to review.  AgEagle shall support Raven’s marketing activities, as necessary, including, but not limited to, providing to Raven, at no charge, physical products (i.e. AgEagle Systems, and any other such necessary products or components) solely for use as display or demonstration units at trade fairs and events, as reasonably requested by Raven.  AgEagle also agrees to make its representatives available for work in Raven booths during trade fairs as reasonably requested by Raven.  Original AgEagle branded marketing materials costs, including but not limited to video presentations, brochures and advertisements shall be at AgEagle’s expense.  AgEagle further agrees to provide modifiable sales documents, literature, videos, training materials etc. at no cost to Raven for use by Raven, including use by any distributors, dealers, or other third parties appointment by Raven to market or sell the AgEagle System.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

13.3         Branding.  Raven may, in its sole discretion, sell/re-sell the AgEagle System under any Raven, or Raven subsidiary brand.  Such labeling and branding is in the sole discretion of Raven.  AgEagle shall be permitted to brand the AgEagle system, in a location and size approved, in writing, by Raven, so as to complement any Raven branding.  AgEagle may not in any way modify the AgEagle branding, including, but not limited to altering the color, size or placement of branding, once approved by Raven, until Raven has approved such modification in writing.  AgEagle is solely responsible for the payment of all expenses and fees associated with the AgEagle branding.

14.           Development, Competitiveness and Future Product Release.

14.1         Continued Development.  AgEagle shall continue to develop new products and upgrades to the AgEagle System, which may include any Future AgEagle System, to maintain and improve the competitiveness of the AgEagle System and Future AgEagle Systems.

14.2         Strategic Development Planning.  Additionally, the Parties agree to meet, either in person or telephonically, with such frequency as the Parties deem necessary, during the Term to identify and inform each other of new or emerging technologies, market needs, or industry trends and developments that may improve the Products covered by this Agreement or become the basis for any new products, provided that the Parties shall have no obligation to disclose information that may violate non-disclosure obligations owed to a third party or a third party’s proprietary rights.

15.           Technical & Engineering Support.

15.1         Engineer Support.  AgEagle will provide such engineering support and validation of the AgEagle System and the components of the AgEagle System as necessary to maintain the competiveness of the System.  AgEagle further agrees to provide reasonable support, in addition to AgEagle’s other support obligations stated herein, to Raven on the Products, including, but not limited to telephone support, support at Raven’s location and field support.

15.2         Escalation Process.  The Parties agree that each will establish an escalation chain between the Technical Support - Engineering entities within each company such that information needed to respond to Dealership requests for assistance that technical support experts are unable to resolve can gain assistance from expert entities within each company. Responses to inquiries from technical support experts will be expedited within each company in alignment with customer expectations for issue resolution.

15.3         Service Tooling.  The Parties agree that each will have access to all special service tools that may be developed from time to time to repair components or technology covered in this Agreement. Costs associated for such required tools will be negotiated and agreed to between the Parties on an as required basis.  Nothing contained herein will be deemed to obligate either Party to develop special service tools.

15.4         Product Quality Concern Meetings.  The Parties agree that technical support and engineering personnel will participate, as requested, in scheduled product quality concern meetings for those products sold hereunder.  Further, AgEagle will ensure its appropriate level of support and resources are offered to attend as feasibly requested by Raven.  A product resolution cycle time target (in days) will be established for each concern during the initial meeting it is raised in. Target dates may be adjusted based on urgency as agreed upon by both Parties.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

15.4.1.
The Parties agree that all product quality concern resolutions and product evolution history will be documented and delivered in the form of an Engineering Change Order or Corrective Action Report, distributed to designated persons within each company.

15.4.2.
AgEagle will apply appropriate priority and resources to the product concern resolution meetings to meet or exceed resolution Target. When complex technical issues are encountered where root cause or resolution identification is undetermined and 75% of target resolution timeframe has elapsed, AgEagle agrees to escalate resource application or engage third party expertise dedicated to developing a resolution for that issue.

15.4.3.
AgEagle agrees to share full clarity, in the event of a product failure, all test results and findings of its own investigation of failure resolution (Manufacturing Data, Test Results, and Data Analysis).

15.4.4.	In all cases, Parties agree to work together to expedite resolution to identified product concern.

15.5         Engineering Documentation.   Prior to distribution of the AgEagle System, AgEagle must supply to Raven, at a minimum, the following engineering documentation and design information that AgEagle has, can obtain from a third party, or can create from information on hand or obtained from a third party:

15.5.1	Durability test results (Temperature/Vibration/Humidity/Electronic/Electrostatic Discharge).

15.5.2	Potential Design Improvements.

15.5.3	Production failure types and rates.

15.5.4	Repair Failure types and rates.

15.5.5	Supplier Quality Audit (ISO9001 or similar standard as approved by Raven).

15.5.6
Regulatory Compliance (CE, FCC, International Certifications, and any other reasonably requested, or otherwise required regulatory compliance documentation).  Any certifications required to sell the Product will be paid for by AgEagle, unless the Parties agree otherwise.

15.5.7	All required FAA certifications and exemptions.

15.5.8	A detailed plan for training on field support and deployment of Product and training on design details and detailed technical information to support integration efforts.

15.5.9	Full understanding and drawings of the different kits that are going to be sold.

15.5.10	Full understanding and drawings for the repair parts for the different kits.

15.5.11	Full Engineering Specification of the AgEagle Rapid Wing including tested results.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

If AgEagle does not have access to any of the above information, the Parties will work together to locate appropriate alternative information, or begin creating such information/data going forward.  Access as used herein includes the ability to request information through a third party (i.e. supplier).  To the extent certain testing or information is required from a Supplier, AgEagle will pay any necessary fees to get such information, if it is necessary for the proper sale and testing of the Product.

15.6        Training.  Raven shall be responsible for providing all training and support to any applicable dealers/distributors and end-users in Raven’s distribution network. AgEagle agrees to train Raven personnel in the use of the AgEagle System and to provide Raven with such other technical support as may be necessary for Raven to provide support to the end users of the AgEagle System. Specifically, AgEagle shall provide, at a minimum the following training:

15.6.1.
AgEagle agrees to provide Raven corporate at no charge the same training that it usually provides to its own dealers/distributors for the Term of this Agreement. Training will be provided to Raven in a train the trainer type of approach; Raven will be responsible for dealer training and end user training. AgEagle will also provide at no charge reasonably requested support directly to Raven corporate.  This may include, but is not limited to, phone support, escalation support and in-person field support.

15.6.2.
AgEagle agrees to provide reasonable sales, engineering, system engineering, training and product support to Raven team members and in the following Raven and/or Raven affiliate locations upon Raven’s request, worldwide.  The support and training provided by AgEagle will consist of the following:

15.6.3.	Factory Training.

a.	In person installation and troubleshooting training at Raven factories at Sioux Falls, SD, and locations as required.

b.	Training provided at the initial launch of the product from the facilities, to be coordinated with Raven.

15.6.4.	Technical Support.

a.	Technical training provided in each region within 3 months of introduction in each region. Technical training is for service and maintenance of the product.

b.	All training dates and locations to be coordinated with Raven regional and global marketing teams.

i.
In person technical training by AgEagle is to be provided for Raven employees (Technical support, MFSO, RMSO, etc.). Raven is responsible for providing training for dealers on an ongoing basis, as necessary.

ii.
Ongoing product support is to be provided to the technical support team, via phone, or in person if issues cannot be resolved over the phone.  Technical support shall be provided by an engineer or other person of equivalent knowledge to handle the issue and reach resolution.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

c.	Operations Manual. AgEagle will assist with the creation of an operations manual, by providing content, art and troubleshooting data to create the Raven operation manuals.

d.
Commercial Training.  AgEagle will provide in person product training to Raven personnel in each region within 3 months of introduction, or other time as mutually agreed on between the Parties. Commercial training includes, but is not limited to product use, operation, and product benefits

Failure to timely provide the information or training provided for herein is a breach hereof, pursuant to this Section.  If AgEagle’s failure to timely file such training or information delays the distribution of the AgEagle Systems, then minimum quantity periods pursuant to Section 3 shall be adjusted accordingly.

16.           Specifications, Standards of Quality; Acceptance.

16.1         Specifications.  All of the Products shall conform strictly to the Specifications attached hereto as Exhibit D, and any other specifications agreed in writing by Raven and AgEagle (collectively “Specifications”) and shall be in accordance with designs, drawing, samples and standards of quality and workmanship approved by or on behalf of Raven, as applicable.

16.2         Quality Standards.  AgEagle must meet all of the criteria set forth in Raven’s Supplier Quality Requirements Manual (“SQRM”), attached hereto as Exhibit E, as amended from time to time, and any applicable ISO quality standards. AgEagle agrees that Raven may, during regular business hours and upon three (3) business days’ notice to AgEagle, inspect AgEagle’s manufacturing processes and facilities to ensure AgEagle’s continued compliance with the SQRM and applicable ISO standards.  At any time that Raven determines that the Products or AgEagle’s processes do not meet Raven’s SQRM, Raven may initiate a stop shipment procedure and any deficiencies in Products must be corrected by AgEagle, at its expense, prior to any subsequent Product shipments.

16.3         Product Inspection and Acceptance.  Raven shall not be deemed to have accepted any product until such product has been received by Raven’s manufacturing or other designated facility to which such products are delivered and Raven has had reasonable time to inspect the products.  In no event shall such time for acceptance be less than ten (10) days from the date of delivery by AgEagle.  All products are deemed accepted unless rejected in writing within fourteen (14) days from the date of delivery by AgEagle. Neither Raven’s inspection of, or failure to inspect, the products, acceptance of the products, or payment for, or use of the products shall relieve AgEagle of any of its obligations under this Agreement.

16.4         Rejection of Nonconforming Products.  If any products delivered to Raven do not conform to the provisions of this Agreement or other commercially reasonable standards, Raven shall have the right, at its discretion, to (a) obtain from AgEagle, free of charge, the replacement of such products and shall promptly return any rejected product to AgEagle, (b) reject such products, without replacing them, and require AgEagle to repay the price of such rejected products in full, or (c) repair such products, at AgEagle’s risk and cost.

16.5         Corrective Actions by AgEagle.  Upon notice from Raven of a nonconforming or defective product, AgEagle shall (a) promptly inform Raven of the likely causes for such nonconformance or defect, and of the corrective actions identified to remedy such nonconformity and/or defect in compliance with Raven’s quality standards, and shall identify the particular products affected (by serial number or other means), (b) without delay, but subject to advance written approval of Raven, introduce into its own manufacturing processes appropriate remedial actions, in accordance with any reasonable instructions Raven may issue; and (c) implement, in accordance with Raven, a control plan to verify and confirm the effectiveness of such remedial actions.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

17.           Availability of Products.

17.1         Inventory on Hand.  Raven and AgEagle agree that AgEagle shall hold approximately two (2) weeks of finished goods inventory for high volume products at AgEagle’s facility.  The amount of finished goods inventory shall be determined based on the actual shipments made in the prior two weeks by AgEagle to Raven. AgEagle shall provide Raven with an electronic version of a current inventory list by high volume finished goods product on a monthly basis to aid in maintaining these inventory levels. In the event demand is added within the inventory window agreed upon between Raven and AgEagle, AgEagle shall assess and communicate its ability to support such additional inventory demands. Raven and AgEagle shall revisit the minimum and maximum inventory levels as needed to ensure market conditions are effectively supported.

17.2         Capacity.Should AgEagle become unable to provide adequate quantities of products or parts to satisfy total industry demands, AgEagle shall use commercially reasonable efforts to increase the available supply of products to Raven on a nondiscriminatory basis with other suppliers, such that the supply of products and parts to Raven will be fifty percent (50%) greater than Raven’s estimated annual requirements based on the most recent forecast.  For clarity, AgEagle shall use commercially reasonable efforts to flex supply to Raven at 50% over forecast without adding lead time.

17.3         Discontinued Product Availability.  AgEagle agrees to make discontinued Products, or an equivalent thereof, available for sale to Raven for a period of five (5) years from the date of discontinuance unless AgEagle is producing a substituted item that can replace the discontinued version. The price for discontinued Products, Products substitutes, and Products supplied to Raven by AgEagle after expiration or termination of this Agreement shall not exceed the lowest price then offered by Raven to a third party or, if none exists, then the price shall be the fair market value as agreed upon by AgEagle and Raven.  The price of a discontinued Product shall not increase by more than two percent (2%) per year, from the time that such Product was discontinued, unless the annual volume sold of the discontinued item drops by 70% or more from the prior year.

17.4         Supply of Parts.  AgEagle agrees to supply Service Parts to Raven for a period of five (5) years from the date this Agreement expires or is terminated, or for a period of five (5) years after any product exits the market, whichever comes earlier.

18.           Compliance.

18.1         NAFTA.  Upon request and where applicable, AgEagle shall promptly furnish Raven an accurate and complete Country of Origin or Manufacturer’s Affidavit in accordance with applicable laws and regulations.  AgEagle agrees to indemnify Raven and/or its customers against all loss resulting directly or indirectly from AgEagle’s delay in furnishing such certificates to Raven and from incorrect information therein furnished by AgEagle.

18.2         Conflict Minerals.  AgEagle shall, within a reasonable period of time, following each calendar year in which it has delivered any goods to Raven, under this Agreement or otherwise, complete and provide to Raven a single and comprehensive Conflict Minerals Reporting Template, using the form provided by Raven, and attached hereto as Exhibit F.  AgEagle shall perform appropriate due diligence on its supply chain in order to fulfill the reporting obligations of this Section.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

18.3         EAR/ITAR Classification.  AgEagle certifies that any of the Products hereunder that are classified on the Commerce Control List (15 C.F.R. Part 774, Supplement No. 1) and/or the International Traffic in Arms Regulations (ITAR) (22 C.F.R. Chapter I, Subchapter M, Parts 120-130) have the classifications as set forth in Exhibit G, including, but not limited to all applicable Harmonized Tariff Codes, ECCN’s or ITAR categories.

18.4         Harmonized System Codes.  AgEagle agrees to provide Raven with the applicable Harmonized System code for the Products as designated by the Harmonized Tariff Schedule of the United States for Products imported into the United States, or the ten (10) digit Schedule B number administered by the U.S. Commerce Department, Census Bureau, Foreign Trade Division for Products exported from the United States.

18.5         Ingredients Disclosure, Warnings.    AgEagle shall promptly furnish to Raven in such form and detail as Raven may direct:

18.5.1.	A list of all hazardous ingredients in the Products.

18.5.2.	The amount of each of such ingredient.

18.5.3.	Information concerning any changes in or additions to such ingredients.

Prior to and with the shipment of the Products, AgEagle agrees to furnish to Raven sufficient warning and notice in writing (including appropriate labels on Products, containers and packing) of any hazardous material which is an ingredient or a part of any of the Products, together with such special handling instructions as may be necessary to advise carriers, Raven, and their respective employees how to exercise that measure of care and precaution which will prevent bodily injury or property damage in the handling, transportation, processing, use, or disposal of the Products, containers and packing shipped to Raven.  AgEagle agrees to comply with Raven Industries Applied Technology Division’s Restricted Materials list, as may be updated from time to time, which is attached hereto as Exhibit H.

19.           Insurance.             AgEagle agrees to maintain during the Term of this Agreement, commercial general liability insurance, including, products liability and completed operations coverage, blanket contractual liability and broad form property damage, with limits of at least $1,000,000 for each occurrence, with Raven specifically included as an additional insured in any such policy.  AgEagle will provide, on the Effective Date, as Exhibit I, and thereafter upon the reasonable request of Raven, with a copy of certificate of insurance identifying Raven as an additional insured thereunder.The policy shall contain a “severability of interest” clause and will provide that AgEagle’s coverage shall be primary to any other insurance available to or maintained by Raven.All certificates of insurance shall include a clause obligating the insurer to give Raven not less than thirty (30) days prior written notice of any material change in, cancellation of, or intent not to renew the insurance.

20.           Miscellaneous.

20.1         Assignment.  Neither Party may assign this Agreement or its rights, or delegate its duties or obligations hereunder without the other Party’s prior written consent.  Any such assignment, delegation or other transfer in contravention of this provision shall be null and void. This Agreement shall inure to the benefit of and be binding on the respective successors and permitted assigns, if any, of the parties hereto.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

20.2         Section Headings.  The Section headings throughout the Agreement are for reference purposes only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions hereof.

20.3         No Third Party.  Except as otherwise specifically stated herein, the provisions hereof are for the benefit of the Parties hereto and not for any other person.

20.4         Non-waiver. Any failure or delay by either Party to exercise or partially exercise any right, power or privilege hereunder shall not be deemed a waiver of any of the rights, powers or privileges under the Agreement. The waiver by either Party of a breach of any term, condition or provision hereof shall not operate as, or be construed as, a waiver of any subsequent breach thereof.

20.5         Modifications, Amendments or Waivers.  No modifications or amendments to the Agreement and no waiver of any provisions hereof shall be valid unless made in writing signed by duly authorized representatives of the Parties.

20.6         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the New York.  The federal and state courts in New York shall be the exclusive forum for any action brought hereunder, and both Parties consent to the jurisdiction of the state and federal courts in the State of New York.

20.7         Severability.  If any term, provision or part hereof is to any extent held invalid, void or unenforceable by a court of competent jurisdiction, the remainder hereof shall not be impaired or affected thereby, and each term, provision, and part shall continue in full force and effect, and shall be interpreted in a manner consistent with the intent of the Parties.

20.8         Relationship of Parties.  Both Parties hereto, in the performance hereof, will be acting in separate capacities and not as employees, partners or joint ventures, of one another. With regard to the performance hereof, each Party acknowledges that it does not have the authority to act for or in the name of the other Party or to commit the other Party in any manner whatsoever. The employees of one Party shall not be deemed or construed to be the employees of the other Party for any purpose whatsoever.

20.9         Force Majeure.  Neither Raven nor AgEagle shall be in default or liable for any delay in or failure of its performance due to causes beyond its reasonable control, including, but not limited to, acts of god, natural catastrophes, governmental acts or omissions, labor strikes, lockouts or other disturbances, war, riot, boycotts, embargoes, terrorist or criminal acts or extraordinary difficulties in procuring labor or indemnification materials, computer viruses, equipment or transmission failure or damage.

20.10       Notices.  All notices to be given under this Agreement shall be deemed given as of the date of receipt via personal delivery, courier service, or Certified U.S. Mail, Return Receipt Requested. Notices shall be given using the following contact information, which may be amended from time to time by written notice to the other Party.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

If to Raven:

Raven Industries, Inc.
205 E 6th Street
Sioux Falls, South Dakota  57104
Attention:  General Manager & Vice President of ATD
E-mail:

With copy to:

Raven Industries, Inc.
205 E 6th Street
Sioux Falls, South Dakota  57104
Attention:  Legal Counsel
E-mail:
If to AgEagle: AgEagle Aerial Systems, Inc. 117 S. 4th Street Neodesha, KS 66757 Attention: Mr. Bret Chilcott E-mail:

20.11       Entire Agreement.  The Agreement and the Exhibits attached hereto, constitute the entire agreement, understanding and representations, expressed or implied, between Raven and AgEagle with respect to subject matters described herein, and supersede all prior written and oral communications, agreements, letters of intent, representations, warranties, statements, negotiations, understandings and proposals, with respect to such subject matters.

20.12       Compliance with Laws.  Both Parties agree to comply with all applicable laws and regulations, including, without limitation, the requirements of the U.S. Foreign Corrupt Practices Act (“FCPA”), as amended from time to time, the U.S. economic sanctions regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), as amended from time to time, the OECD “Convention on Combating Bribery of Foreign Public Officials in International Business Transactions”, and the “United Nations Convention against Corruption.”  Each Party agrees to comply with the other Party’s reasonable policies designed to ensure compliance with applicable laws and regulations, including, for example, through annual certifications of compliance with applicable laws.

20.13       Export Compliance.  Each Party acknowledges that the laws and regulations of the United States restrict the export and re-export of commodities, certain products and technical data of United States origin.  Each party agrees that it will not export or re-export restricted commodities or the technical data of the other party in any form without the appropriate United States and foreign government licenses.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

RAVEN INDUSTRIES, INC.		AGEAGLE AERIAL SYSTEMS, INC.

By:	/s/ Brian Meyer	By:	/s/ Bret Chilcott
Name:	Brian Meyer	Name:	Bret Chilcott
Its:	Vice President of ATD	Its:	CEO

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

Exhibit A – Pricing

Exhibit B – Pricing Adjustments

Exhibit C – NDA

Exhibit D – Specifications –

Exhibit E – Supplier Quality-Manual

Exhibit F – Conflict Minerals

Exhibit G – ECCN/ITAR/EAR info

Exhibit H – Restricted Materials List

Exhibit I – Insurance

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT A

PRICING

AGEAGLE SYSTEM

Item Description	Item #	Raven NET Price
AgEagle RAPID Plus wing with navigation system and camera (does not include RAPID subscription)	AGERBLG	TBD
Launcher	AGELAS	TBD
Ground support equipment	AGEGSP	TBD
RAPID subscription*	RPDSUB	See Table Below
TOTAL AGEAGLE RAVEN NET SYSTEM PURCHASE PRICE		$[xxx]

The subscriptions below are a pass through charge with no discount:

Off line processing subscription	On line processing subscription
Does not require cellular data plan nor does it require cellular data to fly or capture images	Includes all features of the “Off Line” plus the ability to use cellular connectivity to automatically upload images from the aircraft when in cellular range
Geo referenced images are created automatically	Rapid preview images on tablet device moments after flight
No Cellular data required	Images are automatically uploaded so no need to upload at the office
Images are uploaded via WiFi at office or home
Flight planning from tablet
Images are stored on a cloud server for easy access
Untimed acres
$1,500 per year*	$3,000 per year*

*AgEagle and Raven will use their best efforts to determine if there is a way to reduce the cost of all the items provided herein, in a way that is advantageous for AgEagle and Raven.  If AgEagle and Raven determine a way to reduce these costs, the Parties will work together to agree on new pricing that reflects the cost reductions that are beneficial to both AgEagle and Raven, and such price reductions shall be taken into account in Section 3, upon the date such new pricing becomes effective.

[xxx] Confidential information has been omitted and filed confidentially with the Securities and Exchange Commission.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT B

PRICING ADJUSTMENTS

This Exhibit was not provided at the time of the execution of the Agreement.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT C

NON-DISCLOSURE AGREEMENT

This Agreement ("Agreement") is entered into and effective as of October, 12, 2015, between AgEagle Aerial Systems "Company"), and Raven Industries, Inc. "Client"). The parties hereby agree as follows:

l.     Purpose. The parties wish to explore a business opportunity including a possible investment, merger, acquisition or services agreement between them, and in connection with this opportunity, Company may disclose to the Client and Client may disclose to the Company certain confidential technical, legal, marketing and business information which the disclosing party desires to treat as confidential.

2.     "Confidential Information" means any information disclosed by one party (or its agents or affiliates) to the other, either directly or indirectly, in writing, orally or by inspection of tangible objects including without limitation documents, computer programs, software, prototypes, samples, designs, drawings, databases, schematics, formulas, inventions and know-how, trade lists or plans, business plans, product development plans and schedules, financial materials, strategic information, forms of agreements, and information relating to customers, suppliers, personnel and consultants. Confidential Information shall also include (a) any information, material or data provided by third party vendors of the disclosing party; and (b) any analysis, compilations, studies, summaries, extracts or other documentation prepared by the receiving party based on the Confidential Information disclosed by the disclosing party or its vendors. Information communicated orally shall be considered Confidential Information if such information is confirmed in writing as being Confidential Information within thirty (30) days after the initial disclosure.

Confidential Information shall not, however, include any information which: (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party as shown by the receiving party's files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party's obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party's Confidential Information, as shown by documents and other competent evidence in the receiving party's possession. In addition, the receiving party may disclose Confidential Information of the disclosing party that is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and uses diligent reasonable efforts to limit disclosure and assist the disclosing party in obtaining an order protecting the information from public disclosure.

3.    Non-use and Non-disclosure. The receiving party agrees not to use any Confidential Information of the disclosing party for any purpose except to evaluate and engage in discussions conceming a potential business opportunity of mutual interest between the parties. The receiving party agrees not to disclose any Confidential Information to third parties, its legal and financial advisors, or to such party's employees, except to those employees of the receiving party who are required to have the information in order to evaluate or engage in discussions concerning the contemplated business relationship. Neither party shall reverse engineer, disassemble or recompile any prototypes, software or other tangible objects with embody the other party's Confidential Information and which are provided to the party hereunder.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

4.    Maintenance of Confidentiality. The receiving party agrees that it shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information. Without limiting the foregoing, the receiving party shall take at least those measures that it takes to protect its own confidential information of like kind, but in no event less than due diligence and care. The receiving party shall not make any copies of extracts of the Confidential Information unless the same are previously approved in writing by a duly authorized representative of the disclosing party. Client shall reproduce Company's proprietary rights notices on any such approved copies or extracts, in the same manner in which such notices were set forth in or on the original.

5.    Independent Development. It is understood that either party may be in discussions with other parties regarding matters and possible business relationships that may be similar to those discussed pursuant to this Agreement. Nothing in this Agreement shall prohibit or limit either party from undertaking independent operations or developments similar to those undertaken by the other party or from discussing with third parties matters and possible business relationships which may be similar to those discussed pursuant to this Agreement, so long as such undertakings and discussions do not violate the terms hereof.

6.    No Obligation. Nothing herein shall obligate either party to proceed with any transaction between them, and each party reserves the right, in its sole discretion, to terminate the discussions contemplated by this Agreement concerning the business opportunity.

7.    No Warranty. ALL CONFIDENTIAL INFORMATION IS PROVIDED "AS IS". EACH PARTY MAKES NO WARRANTIES, EXPRESS, MPLIED OR OTHERWISE, REGARDING ITS ACCURACY, COMPLETENESS OR PERFORMANCE.

8.    Return of Materials. All documents and other tangible objects containing or representing Confidential Information which have been disclosed by either party to the other party, and all copies of extracts thereof which are in the possession of the other party, shall be and remain the property of the disclosing party and shall be promptly returned to the disclosing party upon the disclosing party's written request, and, in any case, when the discussions relating to the business opportunity referenced in Section 1 hereof terminate.

9.    No Rights or License. Nothing in this Agreement is intended to grant any rights to either party under any patent, mask work right or copyright of the other party, nor shall this Agreement grant any party any rights in or to the Confidential Information of the other party except as expressly set forth herein.

10.  Term. The term of this Agreement is 12 months. The obligations of each receiving party hereunder shall survive until such time as all Confidential Information of the other party disclosed hereunder becomes publicly known and made generally available through no action or inaction of the receiving party, or five years from disclosure, whichever is later.

11.  Remedies and Fees. Each party agrees that any violation or threatened violation of this Agreement may cause irreparable injury to the other party, entitling the other party to seek injunctive relief in addition to all legal remedies. The prevailing party in any action to enforce this Agreement shall be entitled to costs and attorneys' fees.

2

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

12.  Entire Agreement. This document supersedes all prior discussions and writings and contains the entire agreement between the parties with respect to the subject matter hereof.

13   Confidentiality of Agreement. Each party agrees not to advertise, or otherwise make known to others, any information regarding this Agreement or the business opportunity that is the subject hereof, except as may be required by law (including Federal and state securities laws).

14.  Severability. In the event that any of the provisions of this Agreement shall be held by a court or tribunal of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force or effect.

15.  Governing Law. This Agreement shall be governed by the laws of the State of Kansas without reverence to its conflict of laws principles.

16.  Not a Waiver. Any failure to enforce any provision of this Agreement shall not constitute a waiver thereof or of any other provision.

17,  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

18.  Miscellaneous. This Agreement shall bind and inure to the benefit of the parties hereto and their successors and assigns. Neither party shall have any obligation, express or implied by law, with respect to trade secret or proprietary information of the other party except as set forth herein. This Agreement may not be amended, nor any obligation waived, except by a writing signed by a duly authorized representative of each of the parties hereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

AgEagle Aerial Systems

By:
Name: Bret Chilcott
Date: 10/12/15

Client RAVEN INDUSTRIES , INC .
By:	Title: VP & GM ATD
Name: Brian Meyer
Date:10/15/15

3

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT D

SPECIFICATIONS

This Exhibit was not provided at the time of the execution of the Agreement.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT E

Raven Industries, Applied Technology Division

Supplier Quality Requirements Manual

Contents
Introduction		2
Supplier Code of Conduct		3
Supplier Quality System Requirements		4
1.	Quality System Requirements	4
2.	Supplier Evaluation and Approval	5
3.	Supplier Development	6
4.	Supplier Production Part Approval Process	6
5.	General Workmanship	8
6.	Supplier Process Control	8
7.	Control of Special Processes	10
8.	Change Control	11
9.	Control of Nonconforming Product	11
10.	Delivery	12
11.	Business Continuity	13
12.	Continual Improvement	13
13.	Supplier Performance & Monitoring/Measurement	14

1

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

Introduction
Raven Industries, Applied Technology Division, is a manufacturer of precision agriculture products.  Since 1978, Applied Technology Division (ATD) has been supplying precision agriculture products and information management tools that reduce costs, save time and improve crop yields to feed a growing world population.

Mission:

To help farmers feed the world.

Our Vision:

To become the premier global full line precision Ag technology solutions provider.

Quality Policy:

1:	“Say what you do”

Create documentation needed to define and ensure consistency in our approach to projects, production, customer satisfaction and continuous improvement. Keep it SIMPLE!

2:	“Do what you say”

This is simply executing to what we say we are going to do and following through on our word, written commitments, and documentation.

3:	“Make it better every day”

We have to continuously challenge our approaches, measure our outcomes, look for better ways to meet our goals and stay consistent in our methods to ensure we provide the best quality product and service to our customers.  We need to work together to find better ways, document those changes and train others on what the changes mean to them and their daily processes.  We are all connected and have to understand how each of us affects each other and ultimately our customer.

Applied Technology Division expects our suppliers to provide materials, parts, assemblies and services that meet our engineering requirements with a minimum of variation.  In addition these products and services must be delivered on time and be cost effective.

Our continued success hinges on close partnerships with suppliers who stay current with technology and competitive solutions and who will partner with ATD to improve designs and cost efficiency.  We are committed to working with and rewarding suppliers who focus on planning for non-conformance prevention; rather than costly inspection to prevent production, quality and warranty issues.

2

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

To assist our supplier community in understanding our requirements, ATD has developed this Supplier Quality Assurance Requirements Manual.  This manual along with ISO 9001 or TS 16949 supplements the purchasing terms and conditions.  Specific product or customer needs may introduce additional quality system requirements, which are communicated through the request for quote process, drawings and specifications, referenced industry codes and specifications, and purchase orders.

Supplier Code of Conduct

ATD is committed to fair competition, without discrimination or deception, in a manner consistent with long-lasting business relationships.   Suppliers shall ensure operations are being performed in a manner that is appropriate, as it applies to their ethical, legal, environmental, and social responsibilities.  Basic requirements include:

•	Compliance with local laws and regulations. Suppliers shall comply with the laws and regulations in the community, state, and country in which they reside.

•
Labor.  Suppliers shall not utilize forced or indentured labor.  Suppliers shall only employ workers that meet prevailing minimum working age standard in their locality.  Suppliers shall maintain systems for and comply to all minimum wage, overtime, and working hours laws applicable to their locality.

•
Environmental, health, and safety laws.  The supplier shall maintain and operate their facilities and processes in accordance with local, state, and federal /national laws and regulations.  Suppliers shall maintain a safe and healthy enviroment for their workers and shall protect their workers from harm.  Suppliers are expected to practice sustainability in use of materials, energy, and resources.  Supplier shall restrict hazardous materials in their products and comply with ATD Restricted Materials List, which is included with all POs.  Supplier shall clearly identify, with safety notices, those items with inherent safety hazards.

•
Non-Discrimination.  Suppliers shall have policy and process to prevent and address physical, mental, and sexual harrassment, abuse and discrimination.  Policy shall address discrimination against race, color, sex, religion, age, physical disability, political affiliation, or other characterisitics as prohibited by local, state, and federal/national laws and regulations in the country of origin.

•
Confidentiality.  The supplier shall have a program to ensure compliance with confidentiality and personal information requlations.  The supplier shall ensure the confidentiality of ATD products and projects under development, and intellectual property shared as a result of business relationship.

3

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

•
Patent and copyright.  The supplier shall assure compliance to all applicable patent, copyright, and intellectual property regualtions/laws.  The supplier shall assure there are no 3rd party intellectual property rights that could interfere with supply to ATD.

•	Ethics. Evidence of corruption, bribes, improper advantage, or other form of illegal practice by supplier or associated operations will terminate business relations with ATD.

•	Conflict Minerals. The supplier shall assure compliance with Dodd-Frank Act Sec. 1502 concerning Conflict Minerals. The supplier shall provide documentation related to compliance when requested.

•
Counterfeit – Suspect Items.  The supplier will not provide items that are a copy or substitute without legal right or authority to do so, or provide items whose material, performance, or characterisitics are knowingly or unknowingly misrepresented by the seller.

•	Flow down. The supplier is expected to flow down the requirements in this Code of Conduct, along with those in the body of this Supplier Quality Requirements Manual, to their sub-suppliers.

Supplier Quality System Requirements

1.	Quality System Requirements

Raven ATD expects suppliers to maintain an effective Quality Management System (QMS) that assures conformity and compliance to requirements, and leads to continual improvement of processes, items, costs, and customer satisfaction.  The QMS shall, at a minimum, meet the current requirements of ISO 9001.  Raven ATD recognizes evidence of compliance through audit by an accredited third-party and certification to the current revision of one or more of the following, as applicable:

•	ISO 9001 – Quality Management System Requirements
•	AS/EN/JISQ9100 – Quality Management Systems - Aerospace
•	ISO/TS 16949 – Quality Management Systems (Automotive, Truck and Heavy Equipment)
•	ISO 17025 – General Requirements for Competence of Testing and Calibration Laboratories

The standards listed above may be obtained through www.ansi.org or through www.iso.org .

Accredited certification to other national or international standards may be accepted upon review and approval of Raven ATD Supplier Quality.  QMS certification does not supersede compliance to Raven ATD specific requirements.

4

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

Suppliers without accredited certification to one of the above, or other approved standard, may be utilized upon acceptance of evidence of compliance.  This may include Raven ATD audit or self-assessment of the supplier to the applicable standard listed above, or assessment to the criteria in the Raven Supplier Assessment Checklist.

Upon request, the supplier will provide Raven ATD with a copy of their supplier Quality Management System Manual, or equivalent document, and a copy of the supplier’s organizational chart.  The documentation shall include the supplier’s quality policy, quality objectives, and a description of the interactions between the processes of the quality management system (QMS).  The quality objectives and those measurements addressing customer satisfaction shall be endorsed by the supplier’s Top Management.

The supplier is expected to notify Raven ATD of any substantive changes to their QMS or personnel.

2.	Supplier Evaluation and Approval

Raven ATD evaluates suppliers of productive items, and associated products and services to assure each supplier is capable of meeting expectations.  Suppliers must be approved by Raven ATD, regardless of approvals by other divisions of Raven Industries, customers, or other entities.

Initial assessment of suppliers is done using supplier survey and a request of the supplier’s QMS certification.  The supplier’s financial strength and business management will be reviewed by Raven Purchasing.

In some cases, suppliers with a QMS certified through an accredited certification body to one of the standards above may be approved with no further documentation.  Suppliers without accredited QMS certification and suppliers for critical or complex items or services will receive request for additional supplier self-assessment or on-site assessment by Raven Supplier Quality.  The assessment identifies the supplier’s capability to support Raven ATD by having documented, effective systems in place to meet expectations.  The assessment may include evaluation of supplier’s ability to meet certain applicable regulatory or industry standards, e.g. RoHS, UL, CE Mark, ANSI/ESD 20.20, ASME BPVC Sec IX, etc.

Approved suppliers will be added to Raven ATD approved supplier list.  They will be classified by type of item or service provided.  Approved suppliers will be subject to ongoing evaluation by Raven Supplier Quality.  Performance of approved suppliers is taken into account when awarding additional business.

5

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

3.	Supplier Development

Raven ATD develops its supply base using ISO 9001 and ISO TS 16949 quality system requirements. Suppliers are expected to have documented systems in place to address the following:

•	Management Involvement – Leadership
•	Training
•	Production Part Approval and Process Control
•	Material Management and Supplier Control
•	Planned Inspection and Testing
•	Calibration and Control of Measurement Equipment
•	Control of Documents and Data
•	Quality Audits and Corrective an Preventive Actions
•	Continual Improvement
•	Control of Special Processes
•	Regulatory Conformity
•	Environmental, Health, and Safety

Raven ATD performs ongoing evaluation of suppliers against performance to delivery, quality, and responsiveness.  Raven ATD also performs periodic assessments of suppliers to assure the quality management systems remain effective.

Assessments and evaluations may result in findings.  Those will be addressed through supplier corrective action requests.  Suppliers that meet and exceed expectations will be preferred for new business opportunities.

4.	Supplier Production Part Approval Process

Raven ATD uses a production part approval process to confirm the supplier understands the design specifications and has a process capable of meeting design and production requirements during an actual production run.  Design requirements are communicated through the use of Raven ATD engineering drawings and specifications, PO requirements, and industry standards.  In the case of conflict Raven ATD engineering drawings and specifications take precedence, followed by PO requirements, followed by industry standards.

PPAP approval requirements vary based upon the quality planning level, QPL, assigned to each part.  QPL levels range from QPL0, production part approval not required, to QPL4, all production part approval elements required.

6

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

The QPL is based upon factors such as:

•	Part criticality
•	Upper assembly criticality

Specific requirements and instructions will be communicated by the Raven ATD Engineer and Buyer as documented on the Raven PPAP Request and Form.  Completed PPAP package with samples, meeting all specified requirements, shall be shipped prior to or with first product shipment.  Incomplete or nonconforming PPAP will result in shipment held at Raven Receiving and may result in overdue shipment.

Production part approval is required for new designs and may be required on revised part designs. Approval is also required for:

•	Correction of discrepancy on a previously submitted part
•	Items from new, revised, or refurbished tooling (not required for planned tooling maintenance)
•	Changes in material grade or type
•	Substantive process changes
•	Any change to or change in sub-supplier for special processes, e.g. weld, paint, heat treat
•	Changes in production location
•	Changes to inspection or test method
•	Changes to fit, form, or function.

Suppliers are required to notify Raven ATD 90 days prior to planned changes and as soon as practicable on unplanned changes.  This will facilitate adequate time for review of proposed changes and for planning, approval, and implementation.

Success in production part approval requires use of advanced product quality planning methods, APQP.  Quality planning begins with a company’s management commitment to defect prevention and continual improvement, as opposed to defect detection.

APQP is achieved by a cross-functional team which includes supplier representative(s) as appropriate. Planning occurs in phases requiring outputs, deliverables. Typical APQP phases include:

•	Plan and Define Program
•	Product Design and Development
•	Process Design and Development
•	Product and Process Validation
•	Feedback Assessment and Corrective Action

7

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

These outputs are verified and agreed to by management before closing out a phase.

Suppliers are encouraged to familiarize themselves with and implement APQP methods. More information on APQP methodology is available from the Automotive Industry Action Group, AIAG.

5.	General Workmanship

Item quality requirements are documented on engineering drawings and specifications.  Engineering drawing requirements will be interpreted per ASME Y14.5 and ASME Y14.100.  In addition to engineering drawings and specifications, and unless otherwise specified, all items are required to conform to the following workmanship requirements:

•	New and unused (except use to confirm compliance to specification).
•	Clean and free from damage.
•	Fabrications and machined items will be free from burrs and with all sharp edges broken. Items will be clean and free from oils, cutting fluids, rust, slag, and chips.
•	Fasteners will be new and unused, fastener packaging will be labeled with size, grade, and finish, fasteners will be clean and free from oils, and will conform to applicable industry standards.
•	Electronic assemblies manufacture will conform to IPC J-STD-001, Class 2 and workmanship to IPC-A-610, Class 2.
•	Weldments must be free from oils, slag, spatter, anti-spatter compounds, and arc strikes and conform to applicable AWS standard.
•	Paint and coatings will be uniform in appearance with no runs or sags, orange peel, fisheyes and pin holes, or contamination in the coating.
•	Coating thickness will conform to coating manufacturer’s data sheet.
•	Powder coated items will have oxide edge removed prior to coating.
•	Assemblies will be complete, made from new, unused components, and of correct configuration. These will be clean and free from cosmetic defects. Required labels will be legible.
•	Molded items will conform to Society of Plastics Industry AQ-103, Cosmetic Specifications of Injection Molded Parts.
•	Labeling will be complete and legible with all required information on the label.
•	Packaging will be designed to prevent damage to items during normal transportation and handling.

6.	Supplier Process Control

Suppliers are expected to be able to demonstrate conformity to engineering requirements by means of documentation and process control methods.  In addition to any special or key characteristics identified by Raven ATD, the supplier shall also review, identify, document, and control product and process characteristics needed to achieve quality.  Methods applicable include:

8

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

•
Statistical Process Control – Where specified in the Control Plan, the supplier is required to apply effective statistical process controls.  Process control charts are most effective when focused on process inputs rather than process outputs.  Capability analysis should be done on processes known to be predictable, in a state of control.  Standard quality improvement tools; histogram, Pareto chart, process flow, cause and effect chart, etc. are highly recommended to reduce item variation and eliminate waste.  Applicable methods can be found in Juran’s Quality Handbook, AIAG SPC Manual, Introduction to Quality Control – D. Montgomery, among others.

•
Error Proofing – The supplier should implement error-proofing, or Poke-Yoke, devices and techniques as a form of process control.  These are especially effective for repetitive functions, difficult tasks prone to mistakes, and where the cost of error is high.

•	Sampling Inspection – Suppliers are responsible for 100% conforming items delivered to Raven ATD. When the supplier elects to utilize sampling inspection:

o	Sample size shall be at AQL 1.0 or lower per ANSI /ASQ Z 1.4 or ANSI/ASQ Z 1.9, as applicable
o	Acceptance shall be zero defects, c=0
o	Samples shall be taken randomly from populations
o	Sampling plans and parameters shall be identified in the control plan

•
Work Instructions – Effective process control requires operators know and understand their tasks.  The supplier is expected to prepare and implement work instructions, as necessary, for employees that operate processes that impact product quality.  Work instructions shall be available at the employees work stations.  The employees shall be trained on these instructions and records evidencing this training shall be readily available to supervisors.

•
Control of Measurement and Test Devices – The supplier shall determine the monitoring and measurements to be taken and the devices used for monitoring and measurement to demonstrate conformance.  At a minimum, where needed to ensure valid results, measurement and test devices shall be:

o
Calibrated or verified at specified intervals, or prior to use, against standards traceable to national or international measurement standards.  Where no such standards exist, the basis for calibration or verification shall be documented; and

o	Identified to enable calibration status be determined; and

9

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

o	Devices used to measure or monitor special or key characteristics shall have measurement system analysis (gage R&R) performed; see AIAG MSA.

▪	Gage R&R variable must be based on minimum of 10 parts, 2 operators, 2 trials and must have 30% R&R (% of tolerance) or less.
▪	Gage R&R attribute must be based upon minimum of 30 parts, 2 operators, and 2 trials with 100% assessment agreement.

•	Preventive Maintenance – Suppliers are expected to identify process equipment needed to achieve conformity to requirements and to develop a documented and effective preventive maintenance plan.

•
Shelf Life Control – Items supplied to Raven ATD, with a limited shelf life, shall be identified as such.  Items should be labeled with cure or manufacture date, or expiration date, or lot or batch number.  Special handling and storage requirements must be identified.  Unless otherwise specified on the PO the remaining shelf life, for items delivered to Raven ATD, shall be a minimum of 75% of the total shelf life of the item.

•
Electrostatic Discharge, ESD, Control – Damage to sensitive items, from electrostatic discharge, may be latent and not detectable in normal testing.  ESD sensitive Items supplied to Raven ATD shall be identified as such.  Suppliers of ESD sensitive items shall have an effective ESD control program per ANSI/ESD S20.20.  Supplier will notify Raven ATD of items purchased with sensitivity below 100 volts HBM.

7.	Control of Special Processes

Special processes are those for which the output cannot be fully verified without destroying the item being inspected; e.g. welding, heat treat, painting, crimping, etc.  These processes require heightened process controls including:

•	Procedure qualification
•	Operator qualification or certification
•	Control of environmental variables
•	Qualification of equipment
•	Control of equipment and consumables

Welding processes will be controlled per applicable AWS code unless otherwise specified by Raven ATD Design Engineering.  All personnel that weld on items for delivery to Raven ATD must be certified with certification records maintained by the supplier.  All weld processes must be documented with Weld Procedure Specification and supporting Procedure Qualification Record.

10

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

Painting/coating process will be controlled per paint/coating manufacturer’s data sheet unless otherwise specified by Raven ATD Design Engineering.  All personnel that apply paint/coating on items for delivery to Raven ATD must be qualified with qualification records maintained by the supplier.  Records of process controls and inspection results related to painting/coating shall be maintained by the supplier and made available upon request.

Crimping processes will be controlled per tooling and terminal manufacturer requirements.  Tooling will be identified and controlled.  Service and maintenance records will be maintained.  Crimping process variable will be defined and controlled.  Records of crimping processes and inspection results related to crimping shall be maintained by the supplier and made available upon request.

Supplier is expected to flow down requirements related to special processes to subsuppliers. Responsibility for special processes remains with the supplier to Raven ATD.

8.	Change Control

Supplier is responsible for controlling changes and notifying the Raven ATD Buyer or Supplier Quality Engineer of all changes to the approved part design, manufacturing process, or site.  Supplier is also expected to notify Raven ATD Buyer of changes to brand or manufacturer of commercial items purchased as end item by Raven ATD.  These changes must be approved by Raven ATD prior to shipment.  Raven ATD will determine whether Supplier Production Part Approval Process above is applicable to the change.  Raven ATD requests 90 day notice on planned changes.

The Supplier shall have a process to ensure relevant versions of applicable documents furnished by Raven ATD (as well as those specified of external origin) are available at points of use.  The supplier is responsible for timely review, distribution, and implementation of all Raven ATD standards and specifications and changes to those standards and specifications.  Supplier shall have a documented process that outlines the means and authorities for review and approval of changes.  Supplier shall have a process implemented to recall obsolete documents, specifications and standards to prevent unintended use.

9.	Control of Nonconforming Product

Raven ATD expects no nonconforming items be delivered to Raven ATD. Items are expected to fully conform to documented Raven ATD engineering specifications.

The supplier is expected to have an effective process for the handling of nonconforming product including:

•	Containment • Disposition • Correction • Re-inspection • Corrective Action

11

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

The process shall include provision and controls for return of nonconforming product from Raven ATD.

Nonconforming items that are reworked, items brought back to full conformance with applicable drawings and specifications using original process steps, must be re-inspected per control plan prior to delivery.  Repaired items, items brought back to useable condition rather than full conformance using alternate process steps, are not allowed without prior approval from Raven ATD engineering.

Raven ATD will notify suppliers when items found nonconforming are delivered.  Notification may come from the Buyer or SQE.  The Buyer may request return of nonconforming items for scrap or rework or Raven ATD may choose to rework on-site at supplier's expense.  Receipt of nonconforming items may result in formal request for supplier corrective action, SCAR, depending upon quantity, severity, frequency of nonconformity.  Supplier may utilize theirs or Raven ATD form for documenting corrective actions if the format includes:

•	Containment
•	Problem definition
•	Root cause analysis
•	Corrective action plan
•	Implementation plan, and
•	Verification of effectiveness.

An 8D problem solving approach is recommended.

In all cases, Raven ATD requires supplier containment of nonconforming material.  Action plan for containment should be made upon notification of nonconforming item.  The containment action plan should address:

•	Preventing shipment of additional nonconforming items
•	Isolation of suspect items from production until proven conforming
•	Positive identification of suspect and nonconforming items
•	Notification of suspect items in-transit to Raven ATD

Containment action plan should be implemented immediately. Failure of containment will result in formal corrective action request, SCAR.

10.	Delivery

Raven ATD requires 100% on-time delivery of items.  Acceptable on-time delivery is defined by the window 5 days early to 0 day late to date required.  In addition, item count must match required quantity +10% and minus 0%.

12

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

The supplier shall notify the Raven ATD buyer promptly of any delay in shipment or reduction of quantity. The supplier is responsible for additional transportation costs due to delays.

The supplier shall provide items packaged to protect the items and to prevent damage or degradation during storage and transport.  Identification, cleaning, preservation, and packaging shall be in accordance with drawings, specification, and/or purchase order.  Packages weighing more than 50 lb. will be palletized.  Sensitive electronics will be packaged and labeled to prevent ESD damage.

The supplier shall have a process for management review of costs to expedite shipments.

The process will include action plan to reduce costs due to expedited shipments.

11.	Business Continuity

The supplier shall prepare business continuity plans to provide for disaster recovery.  This shall take into account reasonable risks due to utility interruption, fire, flood, storm damage, temporary or limited data loss, chemical spills, air/water contamination, earthquake, storm surges, complete data loss, and/or delivery system interruption.  These plans are expected to provide reasonable protection from production down time for Raven ATD.

12.	Continual Improvement

Suppliers to Raven ATD are expected to have a documented, active, and effective continual improvement process.  Improvement efforts should be planned with goal of improving quality, reducing overall costs, and improving sustainability.

Common examples of continuous improvement projects:

•	Cost reduction projects (examples include use of Six Sigma, Lean Enterprise, Value Analysis/Value Engineering)

•	Waste Reduction/Sustainability (examples include use of Kaizen events, Setup Reduction, Value Stream Mapping, Standardized Work, Process Flow, Energy Audit, Recycling program)

•	Variation reduction projects (examples include use of SPC/DOE, Six Sigma, Standardized Work)

•	Factory Reorganization projects (examples include use of 5S program, Single Unit or Cellular Manufacturing, Kaizen events, Constraint Identification & Elimination)

•	Inventory Reduction projects (examples include Kanban system, Single Unit or Cellular Manufacturing, Pull system)

13

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

•	Yield Improvement projects (examples include Equipment Uptime project, First Pass Yield, Rework Reduction, Scrap Reduction, On-Time-Delivery)

•	Non-manufacturing Process Improvement projects (examples include Process Mapping, Value Analysis/Value Engineering, Kaizen events, 5S program)

A copy of the Supplier’s continual improvement program and activities shall be made available to Raven ATD upon request.

13.	Supplier Performance & Monitoring/Measurement

Supplier performance to expectations is monitored by Raven ATD.  Items and services provided to Raven ATD are required 100% defect free and 100% on time delivery.  Parameters monitored by Raven ATD include supplier defect rates, delivery performance, and responsiveness.

The six metrics used are, Target score for each metric is zero.

•	Receiving, Lot Rej – Lots Rejected / Lots Received
•	Production, Rej – Total Items Received / Items Rejected at Production
•	RMA, Rej – Items Returned Nonconforming from Raven ATD Customer
•	OTD Score – Proportion of deliveries early and late
•	SCAR – Count of Corrective Action Requests Assigned to Supplier
•	PPAP – Count of Production Part Approval Reports Found Nonconforming or Late

The Scorecard includes a Radar Chart of the six metrics displaying current month and 12 month rolling average. This gives snapshot of performance compared to history.

Also displayed is a table showing summary Performance Score, Receiving PPM, Production PPM, and On Time Delivery % for current month and rolling 12 months.  Suppliers are expected to maintain a combined rolling 12 month PPM below 1000.  Combined PPM should not exceed 5000 in any single month.  On Time Delivery should be 97% or higher.

A second chart displays the six metrics each month over a 12 month period. This gives indication of performance trends over time. See example Scorecard below.

Supplier Scorecards are reviewed by the Raven Supply Chain Team and Operations Management on a monthly basis.  The performance metrics will be used for determining supplier development activities.  Deficiency in meeting expectations will be communicated with request for improvement using Supplier Corrective Action Request, SCAR.  Consistent achievement of, and consistent failure to meet expectations will be taken into account in awarding new business.

14

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

Supplier Scorecard Example:

15

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT F

Conflict Minerals Reporting Template (CMRT)

Select Language Preference Here:
请选择你的语言:
사용할 언어를 선택하시오 :
表示言語をここから選択してください:
Sélectionner la langue préférée ici:
Selecione Preferência de idioma Aqui:
Wählen sie hier die Sprache:
Seleccione el lenguaje de preferencia aqui:
Selezionare la lingua di preferenza qui:
Burada Dil Tercihini Belirleyin:
	English		Revision 4.10 April 29, 2016
The purpose of this document is to collect sourcing information on tin, tantalum, tungsten and gold used in products			Link to Terms & Conditions

Mandatory fields are noted with an asterisk (*).
Company Information
Company Name (*):
Declaration Scope or Class (*):
Description of Scope:

Company Unique ID:
Company Unique ID Authority:
Address:
Contact Name (*):
Email – Contact (*):
Phone – Contact (*):
Authorizer (*):
Title - Authorizer:
Email - Authorizer (*):
Phone - Authorizer (*):
Effective Date (*):

Answer the following questions 1 - 7 based on the declaration scope indicated above
1) Is the 3TG intentionally added to your product? (*)	Answer	Comments
Tantalum (*)
Tin (*)
Gold (*)
Tungsten (*)

2) Is the 3TG necessary to the production of your company’s products and contained in the finished product that your company manufactures or contracts to manufacture? (*)	Answer	Comments
Tantalum (*)
Tin (*)
Gold (*)
Tungsten (*)

3) Do any of the smelters in your supply chain source the 3TG from the covered countries? (SEC term, see definitions tab) (*)	Answer	Comments
Tantalum (*)
Tin (*)
Gold (*)
Tungsten (*)

4) Does 100 percent of the 3TG (necessary to the functionality or production of your products) originate from recycled or scrap sources? (*)	Answer	Comments
Tantalum (*)
Tin (*)
Gold (*)
Tungsten (*)

5) Have you received data/information for each 3TG from all relevant suppliers? (*)	Answer	Comments
Tantalum (*)
Tin (*)
Gold (*)
Tungsten (*)

6) Have you identified all of the smelters supplying the 3TG to your supply chain? (*)	Answer	Comments
Tantalum (*)
Tin (*)
Gold (*)
Tungsten (*)

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

Conflict Minerals Reporting Template (CMRT)

Select Language Preference Here:
请选择你的语言:
사용할 언어를 선택하시오 :
表示言語をここから選択してください:
Sélectionner la langue préférée ici:
Selecione Preferência de idioma Aqui:
Wählen sie hier die Sprache:
Seleccione el lenguaje de preferencia aqui:
Selezionare la lingua di preferenza qui:
Burada Dil Tercihini Belirleyin:
English	Revision 4.10 April 29, 2016
The purpose of this document is to collect sourcing information on tin, tantalum, tungsten and gold used in products	Link to Terms & Conditions

Mandatory fields are noted with an asterisk (*).
7) Has all applicable smelter information received by your company been reported in this declaration? (*)	Answer	Comments
Tantalum (*)
Tin (*)
Gold (*)
Tungsten (*)

Answer the Following Questions at a Company Level
Question	Answer	Comments
A. Do you have a policy in place that addresses conflict minerals sourcing? (*)

B. Is your conflict minerals sourcing policy publicly available on your website? (Note – If yes, the user shall specify the URL in the comment field.) (*)

C. Do you require your direct suppliers to be DRC conflict-free? (*)

D. Do you require your direct suppliers to source the 3TG from smelters whose due diligence practices have been validated by an independent third party audit program? (*)

E. Have you implemented due diligence measures for conflict-free sourcing? (*)

F. Do you collect conflict minerals due diligence information from your suppliers which is in conformance with the IPC-1755 Conflict Minerals Data Exchange standard [e.g., the CFSI Conflict Minerals Reporting Template]? (*)

G. Do you request smelter names from your suppliers? (*)

H. Do you review due diligence information received from your suppliers against your company’s expectations? (*)

I. Does your review process include corrective action management? (*)

J. Are you subject to the SEC Conflict Minerals rule? (*)

© 2016 Conflict-Free Sourcing Initiative. All rights reserved.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

TO BEGIN:									Link to "CFSP Compliant Smelter List"
Option A: If you know the Smelter Identification Number, input the number in Column A (columns B, C, D, E, F, G, I, and J will auto-populate).

Option B:  If you have a Metal and Smelter Reference List name combination, complete the following steps:
Step 1. Select Metal in column B
Step 2. Select from dropdown in column C (wrong combination will trigger RED color)
Step 3. If dropdown selection is "Smelter Not Listed" complete columns D & E
Step 4. Enter all available smelter information in columns H thru P

Mandatory fields are noted with an asterisk (*).

NOTE: A combination of Options A and B can be used to complete the Smelter List tab.  Do not alter autopopulated cells.  All errors in the Smelter Reference List should be reported to CFSI by contacting info@conflictfreesmelter.org.
												© 2016 Conflict-Free Sourcing Initiative. All rights reserved.				Revision 4.10 April 29, 2016
Smelter Identification Number Input Column	Metal (*)	Smelter Reference List (*)	Smelter Name (*)	Smelter Country (*)	Smelter Identification	Source of Smelter Identification Number	Smelter Street	Smelter City	Smelter Facility Location: State / Province	Smelter Contact Name	Smelter Contact Email	Proposed next steps	Name of Mine(s) or if recycled or scrap sourced, enter "recycled" or "scrap"	Location (Country) of Mine(s) or if recycled or scrap sourced, enter "recycled" or "scrap"	Does 100% of the smelter’s feedstock originate from recycled or scrap sources?	Comments

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

CFSI website: (www.conflictfreesourcing.org) Training and guidance, template, Conflict-Free Smelter Program compliant smelter list.
Introduction
This Conflict Minerals Reporting Template (Template) is a free, standardized reporting template created by the Electronic Industry Citizenship Coalition® (EICC®) and the Global e-Sustainability Initiative (GeSI). The Template facilitates the transfer of information through the supply chain regarding mineral country of origin and smelters and refiners being utilized and supports compliance to legislation*. The template also facilitates the identification of new smelters and refiners to potentially undergo an audit via the Conflict-Free Smelter Program**.

The CMRT was designed for downstream companies to disclose information about their supply chains up to but not including the smelter.  If you are a 3TG smelter or refiner, in accordance with the CFSP protocols, we recommend you enter your own name in the smelter list tab.

When filling out the form, none of the cell entries should start will "=" or "#."

* In 2010, the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act was passed concerning “conflict minerals” originating from the Democratic Republic of the Congo (DRC) or adjoining countries. The SEC published final rules associated with the disclosure of the source of conflict minerals by U.S. publicly traded companies (see the rules at http://www.sec.gov/rules/final/2012/34-67716.pdf). The rules reference the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, (http://www.oecd.org/daf/inv/mne/GuidanceEdition2.pdf), which guides suppliers to establish policies, due diligence frameworks and management systems.
** See information on the Conflict-Free Sourcing Initiative (www.conflictfreesourcing.org).

Instructions for completing Company Information questions (rows 8 - 22). Provide comments in ENGLISH only
Note: Entries with (*) are mandatory fields.
1. Insert your company's Legal Name. Please do not use abbreviations
2. Select your company's Declaration Scope.  The options for scope are:

A.  Company-wide
B.  Product (or List of Products)
C.  User-Defined

For "Company-wide", the declaration encompasses the entirety of a company's products or product substances produced by the parent company. Therefore if the user is reporting 3TG data at the company level, they will be reporting conflict minerals data on all products they manufacture.

For Scope selection of Product (or List of Products), a link to the worksheet tab for Product List will be displayed.  If this scope is chosen, it is mandatory to list the Manufacturer's Product Number of the products covered under the Scope of this Declaration in Column B of the Product List worksheet. It is optional to list the Manufacturer's Product Name in Column C of the Product List worksheet.

For Scope selection of "User Defined", it is mandatory that the user describes the scope to which the 3TG disclosure is applicable. The scope of this class shall be defined in a text field by the supplier and should be easily understood by customers or the receivers of the document. As an example, companies may provide a link to clarifying information.

This field is mandatory.

3. Insert your company’s unique identifier number or code (DUNS number, VAT number, customer-specific identifier, etc.)
4. Insert the source for the unique identifier number or code ("DUNS", "VAT", "Customer", etc).
5. Insert your full company address (street, city, state, country, postal code). This field is optional.
6. Insert the name of the person to contact regarding the contents of the declaration information. This field is mandatory.
7. Insert the email address of the contact person.  If an email address is not available, state ‘‘not available’’ or ‘‘n/a.’’ A blank field may cause an error in form implementation.  This field is mandatory.

8. Insert the telephone number for the contact. This field is mandatory.
9. Insert the name of the person who  is responsible for the contents of the declaration information. The authorizer may be a different individual than the contact person. It is not correct to use the words ‘‘same’’ or similar identification to provide the name of the authorizer.  This field is mandatory.

10. Insert the title for the Authorizing person. This field is optional.
11. Insert the email address of the Authorizing person.  If an email address is not available, state ‘‘not available’’ or ‘‘n/a.’’ A blank field may cause an error in form implementation.  This field is mandatory.

12. Insert the telephone number for the Authorizing person. This field is mandatory.
13. Please enter the Date of Completion for this form using the format DD-MMM-YYYY. This field is mandatory.
14. As an example, the user may save the file name as: companyname-date.xls (date as YYYY-MM-DD).

Instructions for completing the seven Due Diligence Questions (rows 24 - 65). Provide answers in ENGLISH only
These seven questions define the usage, origination and sourcing identification for each of the metals. The questions are designed to collect information about the use of 3TG in the company’s product(s) to allow for the determination of regulatory applicability. Responses to these questions shall represent the ‘Declaration Scope’ selected in the company information section.The responses to the questions in this section can be used to determine applicability and completeness of 3TG reporting.

For each of the seven required questions, provide an answer for each metal using the pull down menu selections.The questions in this section must be completed for all 3TG. If the response for a given metal to questions 1 and/or question 2 is positive, then  the subsequent questions shall be completed for that metal and the following due diligence questions (A to J) shall be completed about the company’s overall due diligence program.

1. This is the first of two questions for which the response is used to determine whether the 3TG is within the scope of conflict minerals reporting requirements. This question relies upon the guidance provided by the SEC in the final rules regarding the determination if a 3TG is “necessary to the functionality” of a product. The SEC guidance is based upon the presumption that a company in the supply chain for a product would not intentionally add a 3TG to that product or any of a product’s sub-components if that 3TG was not necessary to the product’s generally expected function, use, or purpose. This response to this question serves to exclude any trace level contaminants such as tin in steel.

This question asks if any conflict minerals are used as raw material, component or additive in a product that you manufacture or contract to manufacture (including raw material and components). Impurities from raw materials, components, additives, abrasives, and cutting tools are outside the scope of the survey.

This question shall be answered for each 3TG. Valid responses to this question are either "yes" or "no". This question is mandatory.

Some companies may require substantiation for a "No" answer that should be entered into the Comment Field.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

2. This is the second of two questions for which the response is used to determine whether the 3TG is within the scope of conflict minerals reporting requirements as described in the SEC’s final rules regarding the determination if a 3TG is “necessary to the production” of a product.  This question is separate and independent from the question and response to question 1.  This query is intended to identify 3TGs which are intentionally used in the manufacturing process of a product and where some amount of the 3TG remains in the finished product.  These 3TGs likely were not intended to become part of the final product nor are they likely “necessary to the functionality” of the product but are only present as residuals of the manufacturing process.  In many cases, the manufacturer may have attempted to remove or facilitate consumption of the 3TG during the manufacturing process, however, some amount of the 3TG remains.  Should the 3TG, which is used during the manufacturing process, be completely removed during that process, the response to this question would be “no."

This question shall be answered for each 3TG. Valid answers to this question are either "yes" or "no". This question is mandatory.

3. This is a declaration that any portion of the 3TGs contained in a product or multiple products originates from the DRC or an adjoining country (covered countries).

The answer to this query shall be "yes", "no", or "unknown".

This question is mandatory for a specific metal if the response to Question 1 or 2 is “Yes” for that metal.

4. This is a declaration that identifies whether 3TGs contained in the product(s) necessary to the functionality of that product(s) originate from recycled or scrap sources.

The answer to this query shall be "yes", "no", or "unknown". This question is mandatory for a specific metal if the response to Question 1 or 2 is “Yes” for that metal.

A "Yes" answer means that 100% of the 3TG comes from recycled or scrap sources.  A "No" answer means that some of the 3TG does not come from recycled or scrap sources. An "Unknown" answer means that the user does not know whether or not 100% of the 3TG comes from recycled or scrap sources.

5. This is a declaration to determine whether a company has received conflict minerals disclosures from all direct suppliers reasonably believed to be providing 3TGs contained in the products covered by the scope of this declaration. Permissible responses to this question are:

 Yes, 100%
 No, but greater than 75%
 No, but greater than 50%
 No, but greater than 25%
 No, but less than 25%
 None

This question is mandatory for a specific metal if the response to Question 1 or 2 is “Yes” for that metal.

6. This question verifies if the supplier has reason to believe they have identified all of the smelters providing 3TGs in the products covered by this declaration. The answer to this question shall be "yes" or "no", along with a comment in certain cases, e.g. list of smelters. This question is mandatory for a specific metal if the response to Question 1 or 2 is “Yes” for that metal.

7. This question verifies that all of the smelters identified to be providing any of the 3TGs contained in the products covered by the scope of this declaration have been reported in this declaration. The answer to this question shall be "yes" or "no" along with a comment in certain cases, e.g. list of smelters. This question is mandatory for a specific metal if the response to Question 1 or 2 is “Yes” for that metal.

Provide comments in the Comment sections as required to clarify your responses.

Instructions for completing Questions A. – J. (rows 69 - 87). Questions A. through J. are mandatory if the response to Question 1 or 2 is “Yes” for any metal. Provide answers in ENGLISH only
The OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-affected and High-risk Areas (OECD Guidance) defines “Due Diligence” as “an on-going, proactive and reactive process through which companies can ensure that they respect human rights and do not contribute to conflict”.   Due diligence should be an integral part of your company’s overall conflict free sourcing strategy.   Questions A. thru J. are designed to assess your company’s conflict-free minerals sourcing due diligence activities. Responses to these questions shall represent the full scope of your company’s activities and shall not be limited to the ‘Declaration Scope’ selected in the company information section.

A. Please answer “Yes” or “No”. Provide any comments, if necessary.
B. Please answer “Yes” or “No” If “Yes”, provide the web link in the comments section.
C. Please answer “Yes” or “No”. Provide any comments if necessary. See Definitions worksheet for definition of "DRC conflict-free".
D. This is a declaration to determine whether a company requires their direct suppliers to source 3TG from validated, conflict free smelters. The answer to this query shall be "yes" or "no". This question is mandatory.

E. Please answer "Yes" or "No" to disclose whether your company has implemented conflict minerals sourcing due diligence measures. This declaration is not intended to provide the details of a company’s due diligence measures - just that a company has implemented due diligence measures. The aspects of acceptable due diligence measures shall be determined by the requestor and supplier.

Examples of due diligence measures may include: communicating and incorporating into contracts (where possible) your expectations to suppliers on conflict-free mineral supply chain; identifying and assessing risks in the supply chain; designing and implementing a strategy to respond to identified risks; verifying your direct supplier’s compliance to its DRC conflict-free policy, etc.  These due diligence measure examples are consistent with the guidelines included in the internationally recognized OECD Guidance.

F. This is a declaration to disclose whether a company requests their supplier to fill out a conflict minerals declaration. The answer to this query shall be "yes" or "no" along with a comment in certain cases, i.e., to provide the format used for collecting information. This question is mandatory.

G. Please answer “Yes” or “No”. Provide any comments, if necessary.
H. Please answer “Yes” or “No”.  In the comments section, you can provide additional information on your approach. Examples could be:

 “3rd party audit” - on-site audits of your suppliers conducted by independent third parties.
 “Documentation review only” - a reviewof supplier submitted records and documentation conducted by independent third parties and, or your company personnel.
 “Internal audit” - on-site audits of your suppliers conducted by your company personnel.

I. Please answer “Yes” or “No”. If “Yes”, please describe how you manage your corrective action process.
J. Please answer “Yes” or “No”.  The SEC conflict minerals disclosure requirements apply to US exchange-traded companies that are subject to the US Securities Exchange Act. For more information please refer to www.sec.gov.

Instructions for completing the Smelter List Tab. Provide answers in ENGLISH only
Note: Columns with (*) are mandatory fields
This template allows for smelter identification using the Smelter Reference List. Columns B,C,D and E must be completed in order from left to right to utilize the Smelter Reference List feature.
Use a separate line for each metal/smelter/country combination

1. Smelter Identification Input Column - If you know the Smelter Identification Number, input the number in Column A (columns B, C, D, E, F, G, I, and J will auto-populate).  Column A does not autopopulate.

2. Metal (*) - Use the pull down menu to select the metal for which you are entering smelter information. This field is mandatory.
3. Smelter Reference List(*) - Select from dropdown.  This is the list of known smelters as of template release date.  If smelter is not listed select 'Smelter Not Listed'.  This will allow you to enter the name of the smelter in Column D.  If you do not know the name or location of the smelter, select 'Smelter Not Yet Identified.'  For this option,  columns D and E will autopopulate to say, 'unknown.'  This field is mandatory.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

4. Smelter Name (*)- Fill in smelter name if you selected "Smelter Not Listed" in column C. This field will auto-populate when a smelter name in selected in Column C. This field is mandatory.
5. Smelter Country (*) – This field will auto-populate when a smelter name is selected in column C. If you selected "Smelter Not Listed" in column C, use the pull down menu to select the country location of the smelter.  This field is mandatory.

6. Smelter Identification - This is a unique identifier assigned to a smelter or refiner according to an established smelter and refinery identification system. It is expected that multiple names or aliases could be used to describe a single smelter or refiner and therefore multiple names or aliases could be associated to a single ‘Smelter ID’.

7. Source of Smelter Identification Number - This is the source of the Smelter Identification Number entered in Column F.  If a smelter name was selected in Column C using the dropdown box, this field will auto-populate.

8. Smelter Street - Provide the street name on which the smelter is located. This field is optional.
9. Smelter City – Provide the city name of where the smelter is located. This field is optional.
10.. Smelter Location: State/Province, if applicable – Provide the state or province where the smelter is located. This field is optional.
11. Smelter Contact Name – The Conflict Minerals Reporting Template (CMRT) is circulated among companies in the requesting company's supply chain to ensure compliance with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and the U.S. Securities and Exchange Commission Final Rule on conflict minerals.

If the template is circulated in a country where laws protecting personal information exist, sharing personal contact information in the CMRT may violate related regulations. Therefore, it is recommended that the requesting company take precautions such as obtaining the contact person's permission to share the information with other companies in the supply chain when completing "Smelter Contact Name" and the "Smelter Contact Email" columns.

If you have permission to share this information, please fill in the name of the Smelter Facility Contact person who you worked with.

12. Smelter Contact Email – Fill in the email address of the Smelter Facility contact person who was identified as the Smelter Contact Name.  Example: John.Smith@SmelterXXX.com.  Please review the instructions for Smelter Contact Name before completing this field.

13. Name of Mine(s) - This field allows a company to define the actual mines being used by the smelter.  Please enter the actual mine names if known.  If 100% of the smelter’s feedstock originates from recycled or scrap sources, enter "Recycled" or "Scrap" in place of the name of the mine and answer "Yes" in Column P.

"RCOI confirmed as per CFSI" may be an accetable answer to this question.

14. Location (Country) of Mine(s) - This is a free form text field that allows a company to define the location of the mines being used by the smelter.   Please enter the country of the mine(s).  If the country of origin is not known, enter "Unknown".   If 100% of the smelter’s feedstock originates from recycled or scrap sources, enter "Recycled" or "Scrap" in place of the country of origin.  This field is optional.

"RCOI confirmed as per CFSI" may be an accetable answer to this question.

15. Does 100% of the smelter’s feedstock originate from recycled or scrap sources?  - Please answer "Yes" if the smelter solely obtains inputs for its smelting process(es) from recycled or scrap sources. Answer "No" otherwise.

16. Comments – free form text field to enter any comments concerning the smelter. Example: smelter is being acquired by Company YYY

The Checker worksheet is used to verify if all the required information in the Template has been completed. It is updated real-time and can be reviewed at any time while using the Template. It is used to verify completion.

To use this sheet, verify if all required fields have been completed (completed fields will be highlighted in green). If not, look for the red field(s) and review the "Notes" in Column C for required actions. You may use the URL in Column D to directly access the field for completion.

TERMS AND CONDITIONS
The Conflict-Free Smelter Program (“Program”) Compliant Smelter List (the "List") and Program templates and tools, including, without limitation, the Conflict Minerals Reporting Template  (collectively “Tools”), including, without limitation, all information provided therein, are provided for informational purposes only and are current as of the date set forth therein. Any inaccuracy or omission in the List or any Tool is not the responsibility of the Electronic Industry Citizenship Coalition, Incorporated, a Delaware non-stock corporation ("EICC"), or of the Global e-Sustainability Initiative, a Belgian international not-for-profit association ("GeSI"). Determination of whether and/or how to use all or any portion of the List or any Tool is to be made in the User’s sole and absolute discretion. Prior to using the List or any Tool, you should review it with your own legal counsel.  No part of the List or any Tool constitutes legal advice. Use of the List or any Tool is voluntary.

Neither EICC nor GeSI makes any representations or warranties with respect to the List or any Tool. The List and Tools are provided on an "AS IS" and on an "AS AVAILABLE" basis. EICC and GeSI hereby disclaim all warranties of any nature, express, implied or otherwise, or arising from trade or custom, including, without limitation, any implied warranties of merchantability, non-infringement, quality, title, fitness for a particular purpose, completeness or accuracy.

To the fullest extent permitted by applicable laws, EICC and GeSI renounce any liability for any losses, expenses or damages of any nature, including, without limitation, special, incidental, punitive, direct, indirect or consequential damages or lost income or profits, resulting from or arising out of the User’s use of the List or any Tool, whether arising in tort, contract, statute, or otherwise, even if shown that they were advised of the possibility of such damages.

In consideration for access and use of the List and/or any Tool, THE USER hereby agrees to and does (a) release and forever discharge EICC and GeSI, as well as their respective officers, directors, agents, employees, volunteers, representatives, contractors, successors, and assigns, from any and all claims, actions, losses, suits, damages, judgments, levies, and executions, which the User has ever had, has, or ever can, shall, or may have or claim to have against EICC and/or GeSI, as well as their respective officers, directors, agents, employees, volunteers, representatives, contractors, successors, and assigns, resulting from or arising out of the List or any Tool or use thereof, and agrees to (b) indemnify, defend and hold harmless EICC and GeSI, as well as their respective officers, directors, agents, employees, volunteers, representatives, contractors, successors, and assigns, from any and all claims,  actions, losses, suits, damages, judgments, levies, and executions resulting from or arising out of the USER'S use of the List or any Tool.

If any part of any provision of these Terms and Conditions shall be invalid or unenforceable under applicable law, said part shall be deemed ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of said provision or the remaining provisions of these Terms and Conditions.

By accessing and using the List or any Tool, and in consideration thereof, the User agrees to the foregoing.

© 2016 Conflict-Free Sourcing Initiative. All rights reserved.
Return to declaration tab
Revision 4.10 April 29, 2016

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT G

 ECCN/ITAR/EAR INFO

This Exhibit was not provided at the time of the execution of the Agreement.

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT H
ADDENDUM D

Raven Industries, Applied Technology Division
Restricted Materials List (for Suppliers)

Content Restrictions
The table below lists the restricted substances in finished products, parts, components, or materials supplied to Raven Industries, Applied Technology Division.  The table lists the threshold weight percent, any exemptions that may apply to the restriction, and examples of how the substance may be used.  The examples given are not all inclusive.

Supplier Responsibility
It is the responsibility of the Supplier to verify that the substances listed are not in any products, parts, components, or materials supplied to Raven Industries, Applied Technology Division at or above the referenced threshold.
The table below indicates if a specific analytical testing verification method is required.  If no analytical method is listed, the Supplier can choose the analytical method to be used to verify the substance is not present above the referenced threshold. Analytical testing or process knowledge can be used if the table does not specifically indicate analytical testing is required.

Substance/Item	Analytical Testing Required	Threshold Weight % (ppm)	Exemptions	Examples
Asbestos (all types)		Not Present		brake pads, gaskets, clutch plates, “friction parts”
Lead in Paint	Yesa	0.06% (600)
Polychlorinated Biphenyls (PCBs)		Not Present		capacitors, transformers, lighting ballasts
Chlorinated Hydrocarbons (See Attachment 1)		0.06% (600)		solvents, adhesives
Arsenic and its Compounds		0.06% (600)
Cyanide and its Compounds		Not Present
Ozone Depleting Substances (See Attachment 2)		Not Present
a Analytical Method “Standard Operating Procedure for Determining Lead (Pb) in Paint” per United States Consumer Product Safety Commission Directorate for Laboratory Sciences

Raven Industries, Applied Technology Division Restricted Materials List (for Suppliers)
013-0159-024
Date: 6-1-09

This is an uncontrolled copy when in printed form

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

ADDENDUM D

Attachment 1: Listing of Chlorinated Hydrocarbons restricted from finished products, parts, components, or materials  (page 1 of 1)

Substance/Item	Chemical Abstract Service (CAS) Number	Threshold Weight % (ppm)	Exemptions
1,1 Dichloroethylene	75-35-4	0.06% (600)
Pentachloroethane	76-01-7	0.06% (600)
Methylene Chloride	75-09-2	0.06% (600)	Stresscoat
Tetrachloromethane (Carbon Tetrachloride)	56-23-5	0.06% (600)
1,1,1,2 Tetrachloroethane	630-20-6	0.06% (600)
1,1,2,2 Tetrachloroethane	79-34-5	0.06% (600)
1,1,1 Trichloroethane	71-55-6	0.06% (600)
1,1,2 Trichloroethane	79-00-5	0.06% (600)
Tetrachloroethylene	127-18-4	0.06% (600)
Benzene	71-43-2	0.06% (600)	Gasoline
Chlorobenzene	108-90-7	0.06% (600)
Vinyl Chloride	75-01-4	0.06% (600)
Trichloroethylene	79-01-6	0.06% (600)
Trichloromethane (Chloroform)	67-66-3	0.06% (600)

Raven Industries, Applied Technology Division Restricted Materials List (for Suppliers)
013-0159-024
Date: 6-1-09

This is an uncontrolled copy when in printed form

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

ADDENDUM D

Attachment 2: Ozone Depleting Substances (ODSs) banned from finished products, parts, components, or materials (page 1 of 4)

Hydrochlorofluorocarbons and Isomers (based on the Montreal Protocol)	Chemical Abstract Service (CAS) Number
Trichlorofluoromethane	75-69-4
Dichlorodifluoromethane (CFC12)	75-71-8
Chlorotrifluoromethane (CFC 13)	75-72-9
Pentachlorofluoroethane (CFC 111)	354-56-3
Tetrachlorodifluoroethane (CFC 112)	76-12-0
Trichlorotrifluoroethane (CFC 113) 1,1,2 Trichloro-1,2,2 trifluoroethane	354-58-5; 76-13-1
Dichlorotetrafluoroethane (CFC 114)	76-14-2
Monochloropentafluoroethane (CFC 115)	76-15-3
Heptachlorofluoropropane (CFC 211)	422-78-6; 135401-87-5
Hexachlorodifluoropropane (CFC 212)	3182-26-1
Pentachlorotrifluoropropane (CFC 213)	2354-06-5; 134237-31-3
Tetrachlorotetrafluoropropane (CFC 214) 1,1,1,3-Tetrachlorotetrafluoropropane	29255-31-0 2268-46-4
Trichloropentafluoropropane (CFC 215) 1,1,1-Trichloropentafluoropropane 1,2,3-Trichloropentafluoropropane	1599-41-3 4259-43-2 76-17-5
Dichlorohexafluoropropane (CFC 216)	661-97-2
Monochloroheptafluoropropane (CFC 217)	422-86-6
Bromochlorodifluoromethane (Halon 1211)	353-59-3
Bromotrifluoromethane (Halon 1301)	75-63-8
Dibromotetrafluoroethane (Halon 2402)	124-73-2
Carbon Tetrachloride (Tetrachloromethane)	56-23-5
1,1,1, - Trichloroethane (methyl chloroform) and its isomers except 1,1,2-trichloroethane	71-55-6
Bromomethane (Methyl Bromide)	74-83-9
Bromodifluoromethane and isomers (HBFCs)	1511-62-2
These materials may contain isomers that are not listed here. Isomers with CAS numbers have been included when available.

Raven Industries, Applied Technology Division Restricted Materials List (for Suppliers)
013-0159-024
Date: 6-1-09

This is an uncontrolled copy when in printed form

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

ADDENDUM D

Attachment 2: Ozone Depleting Substances (ODSs) banned from finished products, parts, components, or materials (page 2 of 4)

Hydrochlorofluorocarbons and Isomers (based on the Montreal Protocol)	Chemical Abstract Service (CAS) Number
Dichlorofluoromethane (HCFC 21)	75-43-4
Chlorodifluoromethane (HCFC 22)	75-45-6
Chlorofluoromethane (HCFC 31)	593-70-4
Tetrachlorofluoroethane (HCFC 121) 1,1,1,2-tetrachloro-2-fluoroethane (HCFC 121a) 1,1,2,2-tetracloro-1-fluoroethane	134237-32-4 354-11-0 354-14-3
Trichlorodifluoroethane (HCFC 122) 1,2,2-trichloro-1,1-difluoroethane	41834-16-6 354-21-2
Dichlorotrifluoroethane(HCFC 123)
Dichloro-1,1,2-trifluoroethane
2,2-dichloro-1,1,1-trifluroethane
1,2-dichloro-1,1,2-trifluroethane (HCFC-123a)
1,1-dichloro-1,2,2-trifluroethane (HCFC-123b)
2,2-dichloro-1,1,2-trifluroethane (HCFC-123b)
34077-87-7 90454-18-5 306-83-2 354-23-4 812-04-4 812-04-4
Chlorotetrafluoroethane (HCFC 124) 2-chloro-1,1,1,2-tetrafluoroethane 1-chloro-1,1,2,2-tetrafluoroethane (HCFC 124a)	63938-10-3 2837-89-0 354-25-6
Trichlorofluoroethane (HCFC 131) 1-Fluoro-1,2,2-trichloroethane 1,1,1-trichloro-2-fluoroethane (HCFC131b)	27154-33-2;(134237-34-6) 359-28-4 811-95-0
Dichlorodifluoroethane (HCFC 132) 1,2-dichloro-1,1-difluoroethane (HCFC 132b) 1,1-dichloro-1,2-difluoroethane (HCFC 132c) 1,1-dichloro-2,2-difluoroethane 1,2-dichloro-1,2-difluoroethane	25915-78-0 1649-08-7 1842-05-3 471-43-2 431-06-1
Chlorotrifluoroethane (HCFC 133) 1-chloro-1,2,2-trifluoroethane 2-chloro-1,1,1-trifluoroethane (HCFC 133a)	1330-45-6 1330-45-6 75-88-7
Dichlorofluoroethane(HCFC 141) 1,1-dichloro-1-fluoroethane (HCFC-141b) 1,2-dichloro-1-fluoroethane	1717-00-6; (25167-88-8) 1717-00-6 430-57-9
These materials may contain isomers that are not listed here. Isomers with CAS numbers have been included when available.

Raven Industries, Applied Technology Division Restricted Materials List (for Suppliers)
013-0159-024
Date: 6-1-09

This is an uncontrolled copy when in printed form

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

ADDENDUM D

Attachment 2: Ozone Depleting Substances (ODSs) banned from finished products, parts, components, or materials (page 3 of 4)

Hydrochlorofluorocarbons and Isomers (based on the Montreal Protocol)	Chemical Abstract Service (CAS) Number
Chlorodifluoroethane (HCFC 142) 1-chloro-1,1-difluoroethane (HCFC142b) 1-chloro-1,2-difluoroethane (HCFC142a)	25497-29-4 75-68-3 25497-29-4
Hexachlorofluoropropane (HCFC 221)	134237-35-7
Pentachlorodifluoropropane (HCFC 222)	134237-36-8
Tetrachlorotrifluropropane (HCFC 223)	134237-37-9
Trichlorotetrafluoropropane (HCFC 224)	134237-38-0
Dichloropentafluoropropane, (Ethyne, fluoro-) (HCFC 225)
2,2-Dichloro-1,1,1,3,3-pentafluoropropane(HCFC 225aa)
2,3-Dichloro-1,1,1,2,3-pentafluoropropane (HCFC 225ba)
1,2-Dichloro-1,1,2,3,3-pentafluoropropane (HCFC 225bb)
3,3-Dichloro-1,1,1,2,2-pentafluoropropane (HCFC 225ca)
1,3-Dichloro-1,1,2,2,3-pentafluoropropane (HCFC 225cb)
1,1-Dichloro-1,2,2,3,3-pentafluoropropane(HCFC 225cc)
1,2-Dichloro-1,1,3,3,3-pentafluoropropane (HCFC 225da)
1,3-Dichloro-1,1,2,3,3-pentafluoropropane (HCFC 225ea)
1,1-Dichloro-1,2,3,3,3-pentafluoropropane(HCFC 225eb)
127564-92-5; (2713-09-9) 128903-21-9 422-48-0 422-44-6 422-56-0 507-55-1 13474-88-9 431-86-7 136013-79-1 111512-56-2
Chlorohexafluoropropane (HCFC 226)	134308-72-8
Pentachlorofluoropropane (HCFC 231)	134190-48-0
Tetrachlorodifluoropropane (HCFC 232)	134237-39-1
Trichlorotrifluoropropane (HCFC 233) 1,1,1-Trichloro-3,3,3-trifluoropropane	134237-40-4 7125-83-9
Dichlorotetrafluoropropane (HCFC 234)	127564-83-4
Chloropentafluoropropane (HCFC 235) 1-Chloro-1,1,3,3,3-pentafluoropropane	134237-41-5 460-92-4
Tetrachlorofluoropropane (HCFC 241)	134190-49-1
These materials may contain isomers that are not listed here. Isomers with CAS numbers have been included when available.

Raven Industries, Applied Technology Division Restricted Materials List (for Suppliers)
013-0159-024
Date: 6-1-09

This is an uncontrolled copy when in printed form

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

ADDENDUM D

Attachment 2: Ozone Depleting Substances (ODSs) banned from finished products, parts, components, or materials (page 4 of 4)

Hydrochlorofluorocarbons and Isomers (based on the Montreal Protocol)	Chemical Abstract Service (CAS) Number
Trichlorodifluoropropane (HCFC 242)	134237-42-6
Dichlorotrifluoropropane (HCFC 243) 1,1-dichloro-1,2,2-trifluoropropane 2,3-dichloro-1,1,1-trifluoropropane 3,3-Dichloro-1,1,1-trifluoropropane	134237-43-7 7125-99-7 338-75-0 460-69-5
Chlorotetrafluoropropane (HCFC 244) 3-chloro-1,1,2,2-tetrafluoropropane	134190-50-4 679-85-6
Trichlorofluoropropane (HCFC 251) 1,1,3-trichloro-1-fluoropropane	134190-51-5 818-99-5
Dichlorodifluoropropane (HCFC 252)	134190-52-6
Chlorotrifluoropropane (HCFC 253) 3-chloro-1,1,1-trifluoropropane (HCFC 253fb)	134237-44-8 460-35-5
Dichlorofluoropropane (HCFC 261) 1,1-dichloro-1-fluoropropane	134237-45-9 7799-56-6
Chlorodifluoropropane (HCFC 262) 2-chloro-1,3-difluoropropane	134190-53-7 102738-79-4
Chlorofluoropropane (HCFC 271) 2-chloro-2-fluoropropane	134190-54-8 420-44-0
These materials may contain isomers that are not listed here. Isomers with CAS numbers have been included when available.

Raven Industries, Applied Technology Division Restricted Materials List (for Suppliers)
013-0159-024
Date: 6-1-09

This is an uncontrolled copy when in printed form

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT I

SOLUBYC-01 CERTIFICATE OF LIABILITY INSURANCE  MSAMORA DATE (MM/DD/YYYY) 5/17/2016   THIS  CERTIFICATE  IS  ISSUED  AS  A  MATTER  OF  INFORMATION  ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE  DOES  NOT  AFFIRMATIVELY  OR  NEGATIVELY  AMEND,  EXTEND  OR  ALTER  THE  COVERAGE  AFFORDED  BY THE POLICIES BELOW.    THIS  CERTIFICATE  OF  INSURANCE  DOES  NOT  CONSTITUTE  A  CONTRACT  BETWEEN  THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER. IMPORTANT:    If  the  certificate  holder  is an ADDITIONAL INSURED, the policy(ies) must be endorsed.  If SUBROGATION IS WAIVED, subject to the  terms  and conditions of the policy, certain policies may require an endorsement.  A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s). PRODUCER NDB – Neodesha CONTACT NAME: PHONE Drew Johnson FAX 414 Main Street P O Box 269 Neodesha, KS 66757 (A/C, No, Ext): 214 (A/C, No):  E-MAIL ADDRESS: drew@ndb-insurance.com INSURER(S) AFFORDING COVERAGE NAIC #  INSURER A : MID-CONTINENT GROUP 23418 INSURED INSURER B : PROGRESSIVE INSURANCE CO  AgEagle Aerial Systems, Inc. Bret Chilcott 117 S. 4th Neodesha, KS 66757 INSURER C : ARD - RIVERPORT INSURANCE 27995 INSURER D : INSURER E : INSURER F : COVERAGES CERTIFICATE NUMBER: REVISION NUMBER: THIS  IS  TO  CERTIFY  THAT  THE  POLICIES  OF  INSURANCE  LISTED  BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED.    NOTWITHSTANDING  ANY  REQUIREMENT,  TERM  OR  CONDITION  OF  ANY  CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE  MAY  BE  ISSUED  OR  MAY  PERTAIN,  THE  INSURANCE  AFFORDED  BY  THE  POLICIES  DESCRIBED  HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. INSR LTR TYPE OF INSURANCE ADDL INSD SUBR WVD POLICY NUMBER POLICY EFF (MM/DD/YYYY) POLICY EXP (MM/DD/YYYY) LIMITS A X COMMERCIAL GENERAL LIABILITY   06-GL-000948139 03/02/2016 03/02/2017 EACH OCCURRENCE $ 1,000,000   XCLAIMS-MADE OCCUR      DAMAGE TO RENTED PREMISES (Ea occurrence) 100,000 $        MED EXP (Any one person) $        PERSONAL & ADV INJURY $ 1,000,000 GEN'L AGGREGATE LIMIT APPLIES PER:      GENERAL AGGREGATE $ 2,000,000 X PRO-POLICY JECT LOC OTHER:      PRODUCTS - COMP/OP AGG $ 2,000,000         $ B AUTOMOBILE LIABILITY    02535404-0 06/19/2015 06/19/2016 COMBINED SINGLE LIMIT (Ea accident) $ 1,000,000  ANY AUTO      BODILY INJURY (Per person) $   ALL OWNED AUTOS HIRED AUTOS X SCHEDULED AUTOS NON-OWNED AUTOS      BODILY INJURY (Per accident) $  X  X       PROPERTY DAMAGE (Per accident) $            $   UMBRELLA LIAB EXCESS LIAB  OCCUR CLAIMS-MADE      EACH OCCURRENCE $           AGGREGATE $   DED  RETENTION $       $ C WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y / N  N / A   WC1581026911-03 08/24/2015 08/24/2016  PERSTATUTE  OTH-ER        E.L. EACH ACCIDENT $ 100,000  ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED?                E.L. DISEASE - EA EMPLOYEE $ 100,000 (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below              E.L. DISEASE - POLICY LIMIT $ 500,000       DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES  (ACORD 101, Additional Remarks Schedule, may be attached if more space is required) CERTIFICATE HOLDER CANCELLATION SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE Raven Industries, Inc. 205 E. 6th St.Sioux Falls, SD 57104 THE    EXPIRATION    DATE    THEREOF,    NOTICE   WILL   BE   DELIVERED   IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE  © 1988-2014 ACORD CORPORATION.  All rights reserved. ACORD 25 (2014/01) The ACORD name and logo are registered marks of ACORD